UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No.: 811-04809

Liberty All-Star Equity Fund

(Exact name of registrant as specified in charter)

1290 Broadway, Suite 1000, Denver, Colorado 80203

(Address of principal executive offices) (Zip code)

Sareena Khwaja-Dixon, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-623-2577

Date of fiscal year end: December 31

Date of reporting period: January 1, 2021 - December 31, 2021

Item 1. Report of Shareholders.

(a)

ALL-STAR® FUNDS

USA LISTED NYSE

Annual Report | December 31, 2021

Liberty All-Star® Equity Fund

Contents

1	President’s Letter
6	Unique Fund Attributes
8	Table of Distributions and Rights Offerings
9	Investment Growth
10	Major Stock Changes in the Quarter and Distribution Policy
11	Top 20 Holdings and Economic Sectors
12	Investment Managers/ Portfolio Characteristics
13	Manager Roundtable
20	Schedule of Investments
27	Statement of Assets and Liabilities
28	Statement of Operations
29	Statements of Changes in Net Assets
30	Financial Highlights
32	Notes to Financial Statements
40	Report of Independent Registered Public Accounting Firm
41	Automatic Dividend Reinvestment and Direct Purchase Plan
43	Additional Information
45	Trustees and Officers
50	Board Consideration of the Renewal of the Fund
55	Summary of Updated Information Regarding the Fund
60	Privacy Policy
62	Description of Lipper Benchmark and Market Indices
Inside Back Cover: Fund Information

A SINGLE INVESTMENT...

A DIVERSIFIED CORE PORTFOLIO

A single fund that offers:

•	A diversified, multi-managed portfolio of growth and value stocks
•	Exposure to many of the industries that make the U.S. economy one of the world’s most dynamic
•	Access to institutional quality investment managers
•	Objective and ongoing manager evaluation
•	Active portfolio rebalancing
•	A quarterly fixed distribution policy
•	Actively managed, exchange-traded, closed-end fund listed on the New York Stock Exchange (ticker symbol: USA)

LIBERTY ALL-STAR® EQUITY FUND

Liberty All-Star® Equity Fund	President's Letter
(Unaudited)

Fellow Shareholders:	January 2022

Supported by an economy showing resilience in a challenging environment, U.S. equities posted another year of strong gains in 2021. The S&P 500® Index led the way with a return of 28.71 percent. The Dow Jones Industrial Average (DJIA) advanced 20.95 percent and the NASDAQ Composite Index gained 22.18 percent.

Consumer demand bolstered by job growth and robust economic expansion in the wake of 2020’s Covid-19 pandemic drove stronger than expected corporate profits. The hospitality, entertainment and travel industries began to reopen. The employment picture brightened considerably, as the U.S. added 6.4 million jobs in 2021, more than any year on record, according to The Wall Street Journal. These positive factors were tempered by ongoing concerns with the delta and omicron variants, inflation that was the highest since 1982 and supply chain bottlenecks that confounded buyers and sellers alike. While the Federal Reserve maintained short-term interest rates at historically low levels, there were periodic upticks in Treasury yields, as bond investors weighed the potential for higher rates in 2022 and beyond.

In the final analysis, however, investor sentiment remained positive and powered the S&P 500® to 70 new record highs (only surpassed by 77 in 1954, according to The New York Times).

September was the poorest month of the year for the S&P 500® Index at -4.65 percent. October, however, was the best of the year with an increase of 7.01 percent. All 11 S&P sectors posted double-digit gains for the year, ranging from 17.66 percent for utilities to 54.87 percent for energy.

As 2021 drew to a close, interest rates resumed an upward move that emerged early in the year. The yield on 10-year Treasuries started 2021 at 0.91 percent, rose to the year’s high of 1.78 percent in March and closed the year at 1.51 percent. The increase reflected expectations of action by the Federal Reserve to increase the fed funds rate in an effort to contain the outbreak of inflationary pressures; higher rates are viewed as a negative for equities, particularly high multiple technology stocks.

Growth and value style stocks’ performance, as measured by the broad market Russell 3000® indices, finished within a half percentage point of each other in 2021. The Russell 3000® Growth Index returned 25.85 percent, while its value counterpart returned 25.37 percent. The year opened with value style stocks outperforming by a wide margin in the first quarter. The gap narrowed as the year went on, however, and in the final quarter growth outperformed value (as measured by the Russell 3000®) by 3.35 percentage points. A similar pattern held for the large-cap Russell 1000® indices, where the Growth index outperformed the Value index by 2.44 percentage points for the year.

Liberty All-Star® Equity Fund

Liberty All-Star Equity Fund generated strong returns in 2021. For the year, the Fund returned 23.95 percent when shares are valued at net asset value (NAV) with dividends reinvested and 35.30 percent when shares are valued at market price with dividends reinvested. (Fund returns are net of expenses.)

Annual Report | December 31, 2021	1

Liberty All-Star® Equity Fund	President's Letter
(Unaudited)

The Fund’s full-year NAV return trailed the 26.49 percent return of its primary benchmark. Against other indices the return was mixed—ahead of the DJIA and the NASDAQ Composite but behind the S&P 500®. The Fund’s market price return, however, was not only well ahead of the Lipper average, it topped all the aforementioned relevant benchmarks. The fourth quarter was the weakest quarter of the year on a relative basis, as the Fund returned 7.07 percent measured on an NAV basis and 0.64 percent when measured by market price, trailing the Fund's primary and secondary benchmarks of 9.85 and 11.03, respectively.

We note that while Fund performance was good on an absolute basis in 2021, widely followed indices, such as the S&P 500®, are becoming dominated by a handful of stocks. In other words, the investment performance of a capitalization-weighted index, like the S&P 500®, inordinately reflects the return of a relatively few mega-cap stocks. For example, the 10 stocks that contributed the most to the full-year return of the S&P 500® accounted for 10.10 percent of the index’s 28.71 percent annual return; in other words, 2 percent of the stocks contributed almost 39 percent of the index’s return. In the fourth quarter, this was even more concentrated, as 10 stocks contributed nearly half (49 percent) of the index’s return. This concentration within the capitalization weighted indices is among the points emphasized by the Fund’s five investment managers in the annual Roundtable discussion that begins on page 13. Their view is much the same as ours at ALPS Advisors: That rather than being a well-diversified large-cap slice of the equity market, the S&P 500® has become concentrated in a handful of mega-cap stocks. As a result, it is less diversified and therefore potentially exposes investors to more risk than many may realize. We commend the Roundtable to shareholders and believe you will find it informative.

Relative to their underlying NAV, Fund shares traded at both a discount and a premium in the fourth quarter. The range went from a discount of -0.8 percent to a premium of 15.3 percent; this compares with a premium in the third quarter that ranged from 1.1 percent to 12.1 percent. For the full year, the discount/premium range was -7.8 percent to 15.3 percent.

In accordance with the Fund’s distribution policy, the Fund paid a distribution of $0.21 per share in the fourth quarter. The Fund’s distribution policy has been in place since 1988 and is a major component of the Fund’s total return. The Fund has paid distributions of $28.99 per share for a total of more than $3.3 billion since 1987 (the Fund’s first full calendar year of operations). We continue to emphasize that shareholders should include these distributions when determining the total return on their investment in the Fund.

Turning to Fund news, the rights offering, which expired on November 22, 2021, was fully subscribed. The Fund issued 22,383,932 shares in the primary subscription plus 5,595,983 shares made available by means of the secondary over-subscription privilege for a total of 27,979,915 shares. Since there were not sufficient shares to honor all over-subscription requests, available shares were allocated among shareholders who over-subscribed based on the number of shares held as of the record date. We would like to thank shareholders for this expression of support for the Fund.

2	www.all-starfunds.com

Liberty All-Star® Equity Fund	President's Letter
(Unaudited)

We are pleased that the Fund generated solid absolute returns for shareholders in 2021 given its broadly diversified structure during a year where equity returns were extremely dependent on a handful of mega-capitalization stocks. The Fund’s multi-manager, multi-style structure has always provided the diversification and peace of mind one would expect from a long-term, high quality core equity investment.

Sincerely,

William R. Parmentier, Jr.

President and Chief Executive Officer

Liberty All-Star® Equity Fund

The views expressed in the President’s Letter, Unique Fund Attributes and Manager Roundtable reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions, and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Fund are based on numerous factors, may not be relied on as an indication of trading intent. References to specific company securities should not be construed as a recommendation or investment advice.

Annual Report | December 31, 2021	3

Liberty All-Star® Equity Fund	President's Letter
(Unaudited)

FUND STATISTICS AND SHORT-TERM PERFORMANCE PERIODS ENDED DECEMBER 31, 2021

FUND STATISTICS:

Net Asset Value (NAV)	$8.20
Market Price	$8.38
Premium	2.2%

	Quarter	2021
Distributions*	$0.21	$0.81
Market Price Trading Range	$7.75 to $9.46	$6.70 to $9.46
Premium/(Discount) Range	15.3% to -0.8%	15.3% to -7.8%

PERFORMANCE:

Shares Valued at NAV with Dividends Reinvested	7.07%	23.95%
Shares Valued at Market Price with Dividends Reinvested	0.64%	35.30%
Dow Jones Industrial Average	7.87%	20.95%
Lipper Large-Cap Core Mutual Fund Average	9.85%	26.49%
NASDAQ Composite Index	8.45%	22.18%
S&P 500® Index	11.03%	28.71%

*	All 2021 distributions consist of ordinary dividends, long-term capital gains and return of capital. A breakdown of each 2021 distribution for federal income tax purposes can be found in the table on page 43.

4	www.all-starfunds.com

Liberty All-Star® Equity Fund	President's Letter
(Unaudited)

LONG-TERM PERFORMANCE SUMMARY
AND DISTRIBUTIONS	ANNUALIZED RATES OF RETURN
PERIODS ENDED DECEMBER 31, 2021	3 YEARS	5 YEARS	10 YEARS
LIBERTY ALL-STAR® EQUITY FUND
Distributions	$2.10	$3.34	$5.39
Shares Valued at NAV with Dividends Reinvested	23.92%	17.53%	15.01%
Shares Valued at Market Price with Dividends Reinvested	28.65%	22.18%	17.21%
Dow Jones Industrial Average	18.49%	15.51%	14.21%
Lipper Large-Cap Core Mutual Fund Average	24.88%	17.56%	15.37%
NASDAQ Composite Index	34.26%	24.97%	20.96%
S&P 500® Index	26.07%	18.47%	16.55%

Performance returns for the Fund are calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. Returns are net of management fees and other Fund expenses.

The returns shown for the Lipper Large-Cap Core Mutual Fund Average are based on open-end mutual funds’ total returns, which include dividends, and are net of fund expenses. Returns for the unmanaged Dow Jones Industrial Average, NASDAQ Composite Index and the S&P 500® Index are total returns, including dividends. A description of the Lipper benchmark and the market indices can be found on page 62.

Past performance cannot predict future results. Performance will fluctuate with market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Closed-end funds raise money in an initial public offering and shares are listed and traded on an exchange. Open-end mutual funds continuously issue and redeem shares at net asset value. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the Fund’s shares is determined by a number of factors, several of which are beyond the control of the Fund. Therefore, the Fund cannot predict whether its shares will trade at, below or above net asset value.

Annual Report | December 31, 2021	5

Liberty All-Star® Equity Fund	Unique Fund Attributes
(Unaudited)

UNIQUE ATTRIBUTES OF Liberty All-Star® Equity Fund

Several attributes help to make the Fund a core equity holding for investors seeking diversification, income and the potential for long-term appreciation.

MULTI-MANAGEMENT FOR INDIVIDUAL INVESTORS

Liberty All-Star® Equity Fund is multi-managed, an investment discipline that is followed by large institutional investors to diversify their portfolios. In 1986, Liberty All-Star® Equity Fund became the first closed-end fund to bring multi-management to individual investors.

REAL-TIME TRADING AND LIQUIDITY

The Fund has a fixed number of shares that trade on the New York Stock Exchange and other exchanges. Share pricing is continuous—not just end-of-day, as it is with open-end mutual funds. Fund shares offer immediate liquidity, there are no annual sales fees and can often be traded commission free.

6	www.all-starfunds.com

Liberty All-Star® Equity Fund	Unique Fund Attributes
(Unaudited)

ACCESS TO INSTITUTIONAL MANAGERS

The Fund’s investment managers invest primarily for pension funds, endowments, foundations and other institutions. Because institutional managers are closely monitored by their clients, they tend to be more disciplined and consistent in their investment process.

MONITORING AND REBALANCING

ALPS Advisors continuously monitors these investment managers to ensure that they are performing as expected and adhering to their style and strategy, and will replace managers when warranted. Periodic rebalancing maintains the Fund’s structural integrity and is a well-recognized investment discipline.

ALIGNMENT AND OBJECTIVITY

Alignment with shareholders’ best interests and objective decision-making help to ensure that the Fund is managed openly and equitably. In addition, the Fund is governed by a Board of Trustees that is elected by and responsible to shareholders.

DISTRIBUTION POLICY

Since 1988, the Fund has followed a policy of paying annual distributions on its shares at a rate that approximates historical equity market returns. The current annual distribution rate is 10 percent of the Fund’s net asset value (paid quarterly at 2.5 percent per quarter), providing a systematic mechanism for distributing funds to shareholders.

Annual Report | December 31, 2021	7

Table of Distributions and
Liberty All-Star® Equity Fund	Rights Offerings
(Unaudited)

		RIGHTS OFFERINGS
YEAR	PER SHARE DISTRIBUTIONS	MONTH COMPLETED	SHARES NEEDED TO PURCHASE ONE ADDITIONAL SHARE	SUBSCRIPTION PRICE	TAX CREDITS[1]
1987	$1.18
1988	0.64
1989	0.95
1990	0.90
1991	1.02
1992	1.07	April	10	$10.05
1993	1.07	October	15	10.41	$0.18
1994	1.00	September	15	9.14
1995	1.04
1996	1.18				0.13
1997	1.33				0.36
1998	1.40	April	20	12.83
1999	1.39
2000	1.42
2001	1.20
2002	0.88	May	10	8.99
2003	0.78
2004	0.89	July	10[2]	8.34
2005	0.87
2006	0.88
2007	0.90	December	10	6.51
2008	0.65
2009[3]	0.31
2010	0.31
2011	0.34
2012	0.32
2013	0.35
2014	0.39
2015[4]	0.51
2016	0.48
2017[5]	0.56
2018	0.68
2019	0.66
2020	0.63
2021	0.81	November	10[2]	7.78
Total	$28.99

[1]	The Fund’s net investment income and net realized capital gains exceeded the amount to be distributed under the Fund’s distribution policy. In each case, the Fund elected to pay taxes on the undistributed income and passed through a proportionate tax credit to shareholders.
[2]	The number of shares offered was increased by an additional 25 percent to cover a portion of the over-subscription requests.
[3]	Effective with the second quarter distribution, the annual distribution rate was changed from 10 percent to 6 percent.
[4]	Effective with the second quarter distribution, the annual distribution rate was changed from 6 percent to 8 percent.
[5]	Effective with the fourth quarter distribution, the annual distribution rate was changed from 8 percent to 10 percent.

8	www.all-starfunds.com

Liberty All-Star® Equity Fund	Investment Growth
(Unaudited)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

The graph below illustrates the growth of a hypothetical $10,000 investment assuming the purchase of shares of beneficial interest at the closing market price (NYSE: USA) of $6.00 on December 31, 1987, and tracking its progress through December 31, 2021. For certain information, it also assumes that a shareholder exercised all primary rights in the Fund’s rights offerings (see below). This graph covers the period since the Fund commenced its distribution policy in 1988.

The growth of the investment assuming all distributions were received in cash and not reinvested back into the Fund. The value of the investment under this scenario grew to $61,433 (including the December 31, 2021 value of the original investment of $13,967 plus distributions during the period of $46,349 and tax credits on retained capital gains of $1,117).

The additional value realized through reinvestment of all distributions and tax credits. The value of the investment under this scenario grew to $410,893.

The additional value realized through full participation in all the rights offerings under the terms of each offering. The value of the investment under this scenario grew to $687,770 excluding the cost to fully participate in all the rights offerings under the terms of each offering which was $116,228.

Past performance cannot predict future results. Performance will fluctuate with changes in market conditions. Current performance may be lower or higher than the performance data shown. Performance information does not reflect the deduction of taxes that shareholders would pay on Fund distributions or the sale of Fund shares. An investment in the Fund involves risk, including loss of principal.

Annual Report | December 31, 2021	9

Major Stock Changes in the Quarter
Liberty All-Star® Equity Fund	and Distribution Policy
December 31, 2021 (Unaudited)

The following are the major ($5 million or more) stock changes - both purchases and sales - that were made in the Fund’s portfolio during the fourth quarter of 2021.

	SHARES
SECURITY NAME	PURCHASE (SALES)	HELD AS OF 12/31/21
PURCHASES
Amazon.com, Inc	1,392	14,434
Constellation Brands, Inc.	30,300	30,300
Match Group, Inc.	77,574	77,574
Netflix, Inc.	8,980	36,418
Oshkosh Corp.	45,756	45,756
PayPal Holdings, Inc.	33,163	187,753

SALES
Ford Motor Co.	(534,293)	0
NIKE, Inc.	(43,766)	41,650
Novartis AG	(68,000)	0

DISTRIBUTION POLICY

The current policy is to pay distributions on its shares totaling approximately 10 percent of its net asset value per year, payable in four quarterly installments of 2.5 percent of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Sources of distributions to shareholders may include ordinary dividends, long-term capital gains and return of capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during its fiscal year and may be subject to changes based on tax regulations. If a distribution includes anything other than net investment income, the Fund provides a Section 19(a) notice of the best estimate of its distribution sources at that time. These estimates may not match the final tax characterization (for the full year’s distributions) contained in shareholder 1099-DIV forms after the end of the year. If the Fund’s ordinary dividends and long-term capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute capital gains and pay income tax thereon to the extent of such excess.

10	www.all-starfunds.com

Liberty All-Star® Equity Fund	Top 20 Holdings and Economic Sectors
December 31, 2021 (Unaudited)

TOP 20 HOLDINGS*	PERCENT OF NET ASSETS
Alphabet, Inc.	2.68%
Amazon.com, Inc.	2.31
Meta Platforms, Inc.	2.12
UnitedHealth Group, Inc.	1.94
Microsoft Corp.	1.92
Adobe, Inc.	1.81
Visa, Inc.	1.71
PayPal Holdings, Inc.	1.70
Sony Group Corp.	1.70
Danaher Corp.	1.57
salesforce.com, Inc.	1.46
Berkshire Hathaway, Inc.	1.41
Charles Schwab Corp.	1.24
NVIDIA Corp.	1.19
Masco Corp.	1.17
ServiceNow, Inc.	1.14
IHS Markit, Ltd.	1.13
JPMorgan Chase & Co.	1.12
Capital One Financial Corp.	1.08
Netflix, Inc.	1.05
31.45%

ECONOMIC SECTORS*	PERCENT OF NET ASSETS
Information Technology	20.73%
Financials	16.32
Health Care	14.24
Consumer Discretionary	13.52
Industrials	9.47
Communication Services	8.58
Materials	4.36
Energy	3.39
Consumer Staples	3.09
Real Estate	2.76
Utilities	1.58
Other Net Assets	1.96
100.00%

*	Because the Fund is actively managed, there can be no guarantee that the Fund will continue to hold securities of the indicated issuers and sectors in the future.

Annual Report | December 31, 2021	11

Investment Managers/
Liberty All-Star® Equity Fund	Portfolio Characteristics
(Unaudited)

THE FUND’S ASSETS ARE APPROXIMATELY EQUALLY DISTRIBUTED AMONG

THREE VALUE MANAGERS AND TWO GROWTH MANAGERS:

ALPS Advisors, Inc., the investment advisor to the Fund, has the ultimate authority (subject to oversight by the Board of Trustees) to oversee the investment managers and recommend their hiring, termination and replacement.

MANAGERS’ DIFFERING INVESTMENT STRATEGIES

ARE REFLECTED IN PORTFOLIO CHARACTERISTICS

The portfolio characteristics table below is a regular feature of the Fund’s shareholder reports. It serves as a useful tool for understanding the value of a multi-managed portfolio. The characteristics are different for each of the Fund’s five investment managers. These differences are a reflection of the fact that each pursues a different investment style. The shaded column highlights the characteristics of the Fund as a whole, while the final column shows portfolio characteristics for the S&P 500® Index.

INVESTMENT STYLE SPECTRUM
PORTFOLIO CHARACTERISTICS	VALUE	GROWTH
AS OF DECEMBER 31, 2021

	Pzena	Fiduciary	Aristotle	Sustainable	TCW	Total Fund	S&P 500® Index
Number of Holdings	38	30	45	29	32	151*	505
Percent of Holdings in Top 10	40%	48%	34%	44%	51%	19%	29%
Weighted Average Market Capitalization (billions)	$64	$228	$209	$472	$467	$287	$676
Average Five-Year Earnings Per Share Growth	-3%	16%	17%	28%	33%	19%	18%
Dividend Yield	2.1%	1.3%	1.4%	0.4%	0.3%	1.1%	1.3%
Price/Earnings Ratio**	12x	20x	20x	40x	54x	22x	27x
Price/Book Value Ratio	1.5x	3.2x	3.2x	9.5x	11.8x	3.4x	4.9x

*	Certain holdings are held by more than one manager.
**	Excludes negative earnings.

12	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable
(Unaudited)

MANAGER ROUNDTABLE

Going beyond the financial market news headlines to hear from investment managers who build portfolios from the bottom up, one stock at a time.

Liberty All-Star Equity Fund’s five investment managers represent long experience, deep knowledge, proven track records and, given that they represent both growth and value styles of investing, a broad point of view on the stock market and equity investing generally. While macro-issues—like GDP, inflation and employment—dominate the business and financial news, these managers are at work on the micro level, building portfolios one stock at a time based on their style, strategy and intensive research. We asked the managers to take us inside their thinking, using the larger context of the current market environment as a backdrop. The Fund’s Investment Advisor, ALPS Advisors, serves as moderator of the roundtable. Participating investment management firms, the portfolio manager for each and their respective styles and strategies are:

ARISTOTLE CAPITAL MANAGEMENT, LLC

Portfolio Manager/Howard Gleicher, CFA

CEO and Chief Investment Officer

Investment Style/Value – Aristotle seeks to invest in high quality companies that it believes are selling at a significant discount to their intrinsic value and where catalysts exist that will lead to a realization by the market of this true value. Aristotle practices a fundamental, bottom-up research-driven process and invests with a long-term perspective.

FIDUCIARY MANAGEMENT, INC.

Portfolio Manager/Patrick J. English, CFA

Chairman, CEO and CIO

Investment Style/Value – Fiduciary utilizes a business owner’s approach to investing by thoroughly examining the economics of the business and the quality of the management team, seeking to invest in durable business franchises that are selling at a discount to their underlying value.

PZENA INVESTMENT MANAGEMENT, LLC

Portfolio Manager/Benjamin S. Silver, CFA, CPA

Principal and Portfolio Manager

Investment Style/Value – Pzena uses fundamental research and a disciplined process to identify good companies with a sustainable business advantage that the firm believes are undervalued on the basis of current price to an estimated normal level of earnings.

SUSTAINABLE GROWTH ADVISERS, LP

Portfolio Manager/Kishore D. Rao

Principal and Portfolio Manager

Investment Style/Growth – Sustainable focuses on companies that have unique characteristics that lead to a high degree of predictability, strong profitability and above-average earnings and cash flow growth over the long term.

TCW INVESTMENT MANAGEMENT COMPANY

Portfolio Manager/Craig C. Blum, CFA

Group Managing Director

Investment Style/Growth – TCW invests in companies that have superior sales growth, leading and/or rising market shares, and high and/or rising profit margins. TCW’s concentrated growth equity strategy seeks companies with distinct advantages in their business model.

Annual Report | December 31, 2021	13

Liberty All-Star® Equity Fund	Manager Roundtable
(Unaudited)

Make the case for active management and stock picking over passive, index-based investing in 2022. Nearly 40 percent of the S&P 500’s capitalization is accounted for by just 20 mega-cap companies. That would appear to be opportune for astute stock pickers, as does the challenge key indices face in matching their outsized returns of 2019, 2020 and 2021. Let’s ask the growth managers to start us off and hear first from Sustainable.

Rao (Sustainable – Growth): From the inception of our firm in 2003, we have never seen the Russell 1000® Growth Index more concentrated than it is today with 49 percent of its weight in the 10 largest-weight stocks. For a benchmark-indifferent manager such as ourselves that constructs its portfolio based purely on a three- to five-year investment horizon, this concentration creates an attractive long-term opportunity. This is particularly the case following periods like 2021 when a few stocks with large benchmark weights generated huge returns, in some cases due mainly to earnings multiple appreciation or cyclical tailwinds that are unlikely to be repeated. Remaining disciplined in our focus on attractively valued companies that, from a free cash flow standpoint, are generating sustainable, predictable above-average revenue and earnings growth, and taking meaningful positions in them has been a successful approach to growth investing historically. We are excited by the opportunity we see ahead following the cyclical rebound of 2021.

“We have never seen the Russell 1000® Growth Index more concentrated than it is today … for a benchmark-indifferent manager such as ourselves that constructs its portfolio based purely on a three- to five-year investment horizon, this concentration creates an attractive long-term opportunity.”

—Kishore Rao

(Sustainable – Growth)

Blum (TCW – Growth): Passive investments give little consideration to the fundamentals of the companies in a given index, ignore valuation metrics and “lock in” relative valuations between securities. Buy programs are simply concentrated on companies with the largest market caps in the index, which then lifts those market caps higher, which then further intensifies the concentration on those same names when the next buying wave occurs. As the circular logic accelerates, equity prices become increasingly controlled by blind flows into and out of passive vehicles and further detached from any semblance of long-term value. And an investment in a passive investment guarantees an investor will suffer 100 percent of the next bear market’s decline. As active stock pickers, we believe valuation and fundamentals matter and, as the Fed eventually “removes the punch bowl,” we believe equity market volatility will ensue—an environment ripe for active management.

“A passive investment guarantees an investor will suffer 100 percent of the next bear market’s decline. As active stock pickers, we believe valuation and fundamentals matter and, as the Fed eventually “removes the punch bowl” equity market volatility will ensue—an environment ripe for active management.”

—Craig Blum

(TCW – Growth)

14	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable
(Unaudited)

Very relevant points in light of the first few trading days of 2022, as investors are riveted by potential Federal Reserve tightening. Let’s turn to the value managers and ask Ben Silver to lead off for Pzena.

Silver (Pzena – Value): Investors indexing the top-heavy S&P 500® are effectively betting that the handful of mega-caps that have been driving the benchmark’s performance will keep rising in perpetuity—an assumption that may prove painful should it not pan out. Active managers who leverage their deep fundamental research expertise to gain an information edge on the market possess the flexibility to reduce exposure to, or completely avoid, the potentially overvalued corners of the market in favor of more attractive prospects. We believe that active strategies adhering to a consistent style offer investors the probability of meaningful alpha over the totality of a cycle despite higher fees and inevitable periods of volatility.

“Active managers who leverage their deep fundamental research expertise to gain an information edge on the market possess the flexibility to reduce exposure to, or completely avoid, the potentially overvalued corners of the market in favor of more attractive prospects.”

—Benjamin Silver

(Pzena – Value)

Shorter-term price fluctuations that often arise from investors’ overreactions to nearer-term information and uncertainties provide opportunities for active value managers to reposition portfolios, sowing the seeds for future outperformance—a benefit that passive investors miss out on. In fact, our research on value cycles spanning the past 50 years has shown that value stocks outperform the broad cap-weighted index in the U.S. by about four percentage points per year.

Another highly salient point. Let’s hear from Fiduciary.

English (Fiduciary – Value): We believe this pillar about “indexing” being cheaper, easier and less risky will erode significantly in the back half of this market cycle. We can’t say this strongly enough: If someone offered you a stock trading at 38.2 times the last 12 months’ earnings, 7.5 times revenue, 28.5 times EBITDA1, and that has averaged less than 3 percent sales growth over the past decade, you’d run for the hills! Yet, based on the S&P 500® Index, that is the asset that investors are buying today. This has been driven mainly by mega-cap growth stocks that have reached extreme valuation levels. The Fiduciary large-cap portfolio trades at a 46 percent discount to the S&P 500® and a 23 percent discount to the Russell 1000® Value Index. The companies have better fundamentals and higher quality balance sheets. We are optimistic that when the cycle turns, our companies will outperform the indices as valuations revert to the mean.

“If someone offered you a stock trading at 38.2 times the last 12 months’ earnings, 7.5 times revenue, 28.5 times EBITDA, and that has averaged less than 3 percent sales growth over the past decade, you’d run for the hills! Yet that is the asset that investors are buying today.”

—Patrick English

(Fiduciary – Value)

[1]	Earnings before interest, taxes, depreciation and amortization.

Annual Report | December 31, 2021	15

Liberty All-Star® Equity Fund	Manager Roundtable
(Unaudited)

Howard, round out the value perspective and share Aristotle’s thoughts, please.

Gleicher (Aristotle – Value): The comfort of running with the herd is a behavioral bias that has a well-documented history of leading to poor outcomes. Yet again this past year the U.S. market was led by a relatively concentrated “herd” of companies. This “herd mentality” has been amplified with the continued rise of indexation and increasing concentration of many indices, including the S&P 500®. Apple, Microsoft and Amazon alone represent 17 percent of the index, or $7 trillion in market capitalization. The market capitalization of the S&P 500® crossed $3 trillion for the first time in 1993. Today, Apple alone is worth the same $3 trillion. Shades of the late 1990s speculative era are beginning to emerge and the benefits of thinking independently are perhaps as fruitful today as in any time in recent history.

“The comfort of running with the herd is a behavioral bias that has a well-documented history of leading to poor outcomes. Yet again this past year the U.S. market was led by a relatively concentrated ‘herd’ of companies. This ‘herd mentality’ has been amplified with the continued rise of indexation and increasing concentration of many indices.”

—Howard Gleicher

(Aristotle – Value)

Based on your respective style, can you briefly present the case for growth or value stocks in light of all the variables in play for the foreseeable future? We refer to the coronavirus, higher inflation, the employment picture, supply chain disruption, housing demand and related topics. We’ll stay with value and go in reverse order with Howard Gleicher starting off.

Gleicher (Aristotle – Value): The growth versus value debate can typically be summed up as a comparison of consensus valuation multiples and growth forecasts for the next calendar year. We believe that, while some investors try to analyze stocks in those terms, it is current price and true net worth that drive share prices. As such, we look for high quality companies whose current stock prices do not reflect our estimate of the intrinsic value of their enterprises. In assessing intrinsic value, we focus on the normalized cash earnings power of a business over the next three to five years. The past few years have been anything but normal, yet many investors may be conditioned otherwise. We believe our normalization approach to intrinsic value remains as important today as ever.

Pat and Ben, please share the perspective as you see it at Fiduciary and Pzena.

English (Fiduciary – Value): The high inflation and interest rates of the late 1970s and early 1980s are not in investors’ muscle memory. Natural resource dependency, labor mobility, supply chain efficiency and technology have fundamentally changed and these factors helped keep inflation low in recent decades. Today, that is no longer the case. Wages and input costs are rising and companies are raising prices. Central bank money printing, government spending and low productivity are also fueling higher prices. It appears a change in the interest rate environment is underway. The fed funds rate moved from 5 percent in 1976 to 20 percent in 1980. Going from today’s low rate to something even remotely close to 5 percent would change the character of what works, and what does not, in the stock market. The Fiduciary portfolio is not built with the notion that interest rates will stay low forever. We remain optimistic that good quality, reasonably-valued businesses with solid balance sheets will prevail.

Silver (Pzena – Value): Although the recent rise in Covid-19 infections cannot be ignored, value stocks are still priced for a particularly painful outcome. Global output and consumption may be temporarily hindered, but our conviction is that the expansion is not over, but rather prolonged; and if the global economy keeps gaining steam, then cyclical stocks, which are synonymous with value these days, should stand to benefit disproportionally.

16	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable
(Unaudited)

Inflationary pressures are also very real, but we remain invested in companies trading at compelling valuations that have the capability and wherewithal to adjust their operations and pass through higher input costs to consumers. Given the solid state of consumer balance sheets, we expect demand to remain robust, thereby leaving the aggregate long-term earnings stream in our value portfolio largely unimpaired. What’s more, we have found that cheap stocks historically performed relatively well during periods of high inflation, generating about six percentage points in annualized excess return over expensive stocks going back 60 years.

Let’s turn to the growth managers and ask Craig Blum to start for TCW.

Blum (TCW – Growth): Growth investors like us tend to own companies growing more rapidly and carrying higher forward multiples than those in the value index. Our long-held belief is that just because a company carries a lower multiple it does not mean it is underpriced. With the likely increase in interest rates, the consensus appears to be that deep cyclicals, in other words value, will trounce growth stocks going forward, with an expected reversion to the mean. While a near-term call can be difficult, we do not agree that value stocks will meaningfully outperform growth stocks longer term. The pandemic accelerated secular trends that we are heavily exposed to such as digital transformation, artificial intelligence (AI) and the electronification of payments. Ironically, our companies’ offerings are the very drivers cited for improved outlooks for many “value” stocks. Of course, the key for any investor, growth or value, is not overpaying for the cash flow produced by a company.

Rao (Sustainable – Growth): In 2021 we saw a surge in more cyclical stocks rebounding off pandemic lows with investors expecting a significant surge in earnings growth from the Russell 1000® Growth Index. With earnings growth expected to moderate in 2022 due to less fiscal stimulus, monetary policy tapering, higher rates, ongoing Covid-19 pressures, and higher regulatory and other costs for businesses, the more predictable and sustainable mid-teens growth generated by our portfolio should look more attractive to investors. Historically, cyclical periods such as 2021 have been among the most difficult for our approach, but this is mitigated by the fact that the periods are typically short-lived and have historically led to a renewed focus on business fundamentals and improved performance by quality growth businesses. Over the coming three years, the portfolio is expected to generate 20.7 percent earnings growth relative to 13.1 percent growth for the Russell 1000® Growth Index.

With so many factors at play—such as those in the previous question—it is useful to revisit for Fund investors the fundamental, bottom-up, well-researched stock selection and portfolio construction practiced by the Fund’s managers—in other words, adhering to one’s style, investment philosophy and process through changing market cycles and economic/business conditions. Please cite a stock in the portion of the Liberty All-Star Equity Fund portfolio that you manage that illustrates this point. Kishore Rao, we started with you so let’s ask you to take this one first and then have Craig Blum wrap it up for the growth managers.

Rao (Sustainable – Growth): Danaher (DHR) manufactures and sells scientific instruments and consumables used for testing/manufacturing across multiple industries. Its products advance life-saving research, improve health and safety, and reduce energy waste. Its largest focus is in the life sciences area. Its products offer high margins and are difficult to replace in established and complex testing processes. With a large installed base, 75 percent of Danaher’s revenues are derived from captive consumables with mission-critical applications. With increased testing of food, drugs, people and myriad other things, the company is in a strong position to continue to grow its sales in the U.S. and internationally. The company fits our quality growth criteria well with an attractive cash-flow-based valuation. We have increased our position in the stock amid the market’s focus on more economically sensitive companies in the recent pandemic rebound.

Annual Report | December 31, 2021	17

Liberty All-Star® Equity Fund	Manager Roundtable
(Unaudited)

Blum (TCW – Growth): DexCom (DXCM) is an example of one of our defensive/uncorrelated growth stocks, i.e., less cyclical, less correlated to GDP, that we believe may grow through various market cycles. DexCom is a medical device company primarily focused on the design, development and commercialization of continuous glucose monitoring (CGM) systems for use by health care providers and people with diabetes. Its competitive advantages include its strong products, which last longer and have better accuracy and convenience relative to its competition, technology, through investment in robotics, automation and scale. The company’s total addressable market continues to grow as the company expands internationally and moves beyond Type 1 and Type 2 insulin-intensive patients and we believe the stock price understates DXCM’s long-term earnings power.

Value managers, tell us about a stock that exemplifies your bottom-up investment process. Howard Gleicher, let’s hear from Aristotle.

Gleicher (Aristotle – Value): “Quality – Value – Catalyst” is at the heart of our approach. We identify what we perceive to be quality businesses where others may not recognize their value and where catalysts exist to propel the companies forward. With that as background we are pleased to discuss Crown Castle International Corp. (CCI), a company we added to the portfolio in 2021.

CCI is one of the largest owners of cellular towers and other infrastructure, primarily in the U.S. This country is somewhat unique in that a majority of cell towers are owned by third parties, such as CCI, allowing AT&T, Verizon, T-Mobile and others to share as multiple “tenants” per site. This leads to far higher returns on capital for tower companies than in other countries. The ongoing rollout of 5G services will necessitate more towers and more equipment per tower. For higher-frequency penetration, “small cells” and fiber to connect them will also be required. This is an area of unique expertise for CCI and one which, we believe, will separate the company from its closest competitors. Legally organized as a real estate investment trust (REIT) due to its ownership of its tower assets—plus about one-third of the land they sit upon—CCI pays out a significant portion of its earnings in the form of dividends.

Ben Silver, what’s a stock that reflects Pzena’s approach?

Silver (Pzena – Value): At its core, deep value investing entails buying businesses at highly discounted prices relative to the present value of their future earnings streams. These opportunities present themselves when the market misinterprets temporary headwinds as long-term structural problems. Lear (LEA), a major supplier of seating modules and electrical wiring systems to multiple marques, is a prime example of a good business that went on sale due to the global semiconductor shortage. Auto suppliers like Lear were hit both on the volume side and from rising raw material costs. Volumes are expected to normalize as the semiconductor shortage abates and OEMs ramp up production. Regarding higher input costs, Lear is most exposed to rising prices of leather hides and steel in its seating business, which can only be passed through with a lag. In the face of these headwinds, however, the company continues to reduce its operating costs and will likely emerge with higher margins in the future as volumes recover and prices are adjusted. Lear trades at 10.4 times our normal earnings estimate.

Pat English, we’ll ask you to conclude for Fiduciary.

English (Fiduciary – Value): PACCAR, Inc. (PCAR) makes commercial trucks and related parts. The business is very efficient and often generates negative working capital, that is, cash in before delivery, with solid margins. PCAR’s return on invested capital averages 20 percent, which is better than most industrial businesses. The company’s ongoing product updates should drive solid price realization, market share gains and earnings. The company is also investing in alternative powertrain and autonomous driving technology. PCAR’s truck parts business is growing at 6 percent-plus as the company increases proprietary content on trucks and enhances the distribution network. Supply chain issues have weighed on PCAR’s stock and it trades at 13.8 times 2022 EPS, which is a discount to its history and a significant discount to the market. We believe the supply chain issues are temporary and are masking a solid mid-term financial outlook from new products and continued growth.

18	www.all-starfunds.com

Liberty All-Star® Equity Fund	Manager Roundtable
(Unaudited)

Many thanks to all for sharing your insights, and for illustrating the long-term value in a bottom-up approach to investing that begins, and ends, with in-depth analysis of companies that align with your style and strategy and exhibit sound fundamentals for the long term.

Annual Report | December 31, 2021	19

Liberty All-Star® Equity Fund	Schedule of Investments
December 31, 2021

	SHARES	VALUE
COMMON STOCKS (98.04%)
COMMUNICATION SERVICES (8.58%)
Entertainment (1.67%)
Netflix, Inc.(a)	36,418	$21,939,660
Walt Disney Co.(a)	83,284	12,899,859
		34,839,519
Interactive Media & Services (5.61%)
Alphabet, Inc., Class A(a)	4,501	13,039,577
Alphabet, Inc., Class C(a)	14,792	42,801,983
Match Group, Inc.(a)	77,574	10,259,161
Meta Platforms, Inc., Class A(a)	131,602	44,264,333
Twitter, Inc.(a)	149,600	6,465,712
		116,830,766
Media (1.30%)
Comcast Corp., Class A	333,598	16,789,987
Omnicom Group, Inc.	142,255	10,423,024
		27,213,011
CONSUMER DISCRETIONARY (13.52%)
Auto Components (1.31%)
Cie Generale des Etablissements Michelin SCA(b)	310,000	10,164,900
Lear Corp.	93,795	17,159,795
		27,324,695
Hotels, Restaurants & Leisure (1.71%)
Booking Holdings, Inc.(a)	8,225	19,733,667
Yum! Brands, Inc.	114,675	15,923,770
		35,657,437
Household Durables (3.43%)
Lennar Corp., Class A	111,600	12,963,456
Lennar Corp., Class B	2,500	239,050
Mohawk Industries, Inc.(a)	59,064	10,760,280
Newell Brands, Inc.	554,189	12,103,488
Sony Group Corp.(b)	279,848	35,372,787
		71,439,061
Internet & Direct Marketing Retail (2.31%)
Amazon.com, Inc.(a)	14,434	48,127,864

Multiline Retail (1.66%)
Dollar General Corp.	86,513	20,402,361
Dollar Tree, Inc.(a)	100,885	14,176,360
		34,578,721
Specialty Retail (1.34%)
Home Depot, Inc.	26,980	11,196,970

See Notes to Financial Statements.
20	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
December 31, 2021

	SHARES	VALUE
COMMON STOCKS (continued)
Specialty Retail (continued)
TJX Cos., Inc.	127,906	$9,710,623
Ulta Beauty, Inc.(a)	17,071	7,039,056
		27,946,649
Textiles, Apparel & Luxury Goods (1.76%)
Gildan Activewear, Inc.	245,055	10,387,881
NIKE, Inc., Class B	41,650	6,941,806
PVH Corp.	107,324	11,446,105
Skechers U.S.A., Inc., Class A(a)	181,576	7,880,398
		36,656,190
CONSUMER STAPLES (3.09%)
Beverages (0.81%)
Coca-Cola Co.	158,000	9,355,180
Constellation Brands, Inc., Class A	30,300	7,604,391
		16,959,571
Food & Staples Retailing (0.76%)
Costco Wholesale Corp.	19,716	11,192,773
Walgreens Boots Alliance, Inc.	89,000	4,642,240
		15,835,013
Food Products (0.34%)
Tyson Foods, Inc., Class A	81,000	7,059,960

Household Products (0.48%)
Procter & Gamble Co.	61,000	9,978,380

Personal Products (0.70%)
Unilever PLC(b)	271,431	14,600,274

ENERGY (3.39%)
Energy Equipment & Services (2.00%)
Baker Hughes Co.	539,961	12,991,462
Halliburton Co.	558,532	12,773,627
NOV, Inc.	664,188	8,999,747
Schlumberger NV	230,860	6,914,257
		41,679,093
Oil, Gas & Consumable Fuels (1.39%)
Cenovus Energy, Inc.	370,268	4,546,891
Coterra Energy, Inc.	354,000	6,726,000
Exxon Mobil Corp.	128,092	7,837,949
Phillips 66	80,000	5,796,800

See Notes to Financial Statements.
Annual Report | December 31, 2021	21

Liberty All-Star® Equity Fund	Schedule of Investments
December 31, 2021

	SHARES	VALUE
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Royal Dutch Shell PLC, Class A(b)	91,039	$3,951,093
		28,858,733
FINANCIALS (16.32%)
Banks (4.32%)
Bank of America Corp.	136,340	6,065,767
Citigroup, Inc.	250,884	15,150,885
Commerce Bancshares, Inc.	77,700	5,341,098
Cullen/Frost Bankers, Inc.	57,100	7,198,597
East West Bancorp, Inc.	8,158	641,871
JPMorgan Chase & Co.	146,963	23,271,591
Mitsubishi UFJ Financial Group, Inc.(b)(c)	810,000	4,422,600
PNC Financial Services Group, Inc.	52,000	10,427,040
Wells Fargo & Co.	365,447	17,534,147
		90,053,596
Capital Markets (3.89%)
Ameriprise Financial, Inc.	35,300	10,648,598
Charles Schwab Corp.	307,406	25,852,845
Goldman Sachs Group, Inc.	18,928	7,240,906
MSCI, Inc.	19,753	12,102,466
Northern Trust Corp.	105,310	12,596,129
S&P Global, Inc.	13,133	6,197,857
UBS Group AG	361,404	6,458,289
		81,097,090
Consumer Finance (1.58%)
American Express Co.	64,699	10,584,756
Capital One Financial Corp.	154,497	22,415,970
		33,000,726
Diversified Financial Services (2.41%)
Berkshire Hathaway, Inc., Class B(a)	98,315	29,396,185
Equitable Holdings, Inc.	371,413	12,178,632
Voya Financial, Inc.	129,803	8,607,237
		50,182,054
Insurance (4.12%)
American International Group, Inc.	333,319	18,952,518
Arch Capital Group, Ltd.(a)	186,801	8,303,305
Axis Capital Holdings, Ltd.	171,252	9,328,096
Chubb, Ltd.	81,788	15,810,438
Cincinnati Financial Corp.	77,000	8,772,610
MetLife, Inc.	202,485	12,653,288
Progressive Corp.	116,473	11,955,954
		85,776,209

See Notes to Financial Statements.
22	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
December 31, 2021

	SHARES	VALUE
COMMON STOCKS (continued)
HEALTH CARE (14.24%)
Biotechnology (1.02%)
Amgen, Inc.	40,800	$9,178,776
Regeneron Pharmaceuticals, Inc.(a)	19,075	12,046,244
		21,225,020
Health Care Equipment & Supplies (5.98%)
Abbott Laboratories	99,851	14,053,030
Alcon, Inc.	109,000	9,496,080
Align Technology, Inc.(a)	19,546	12,845,240
Boston Scientific Corp.(a)	151,897	6,452,584
Danaher Corp.	99,537	32,748,668
Dexcom, Inc.(a)	17,111	9,187,751
Intuitive Surgical, Inc.(a)	24,962	8,968,847
Koninklijke Philips NV	290,352	10,699,477
Medtronic PLC	81,000	8,379,450
Smith & Nephew PLC(b)(c)	340,922	11,802,720
		124,633,847
Health Care Providers & Services (4.31%)
Cardinal Health, Inc.	88,179	4,540,337
Fresenius Medical Care AG & Co. KGaA(b)	569,775	18,494,896
McKesson Corp.	37,804	9,396,940
Quest Diagnostics, Inc.	98,117	16,975,222
UnitedHealth Group, Inc.	80,312	40,327,868
		89,735,263
Life Sciences Tools & Services (1.68%)
Illumina, Inc.(a)	30,625	11,650,975
IQVIA Holdings, Inc.(a)	35,861	10,117,823
Thermo Fisher Scientific, Inc.	19,859	13,250,719
		35,019,517
Pharmaceuticals (1.25%)
Elanco Animal Health, Inc.(a)	239,000	6,782,820
Pfizer, Inc.	95,506	5,639,629
Zoetis, Inc.	55,850	13,629,076
		26,051,525
INDUSTRIALS (9.47%)
Aerospace & Defense (0.65%)
General Dynamics Corp.	36,000	7,504,920
Textron, Inc.	78,387	6,051,476
		13,556,396
Building Products (1.74%)
Johnson Controls International PLC	145,300	11,814,343

See Notes to Financial Statements.
Annual Report | December 31, 2021	23

Liberty All-Star® Equity Fund	Schedule of Investments
December 31, 2021

	SHARES	VALUE
COMMON STOCKS (continued)
Building Products (continued)
Masco Corp.	347,574	$24,406,646
		36,220,989
Commercial Services & Supplies (0.32%)
Waste Connections, Inc.	48,650	6,629,536

Electrical Equipment (0.67%)
Eaton Corp. PLC	49,074	8,480,969
Emerson Electric Co.	59,280	5,511,261
		13,992,230
Industrial Conglomerates (1.41%)
General Electric Co.	201,838	19,067,636
Honeywell International, Inc.	49,000	10,216,990
		29,284,626
Machinery (3.09%)
Dover Corp.	57,746	10,486,674
Oshkosh Corp.	45,756	5,157,159
PACCAR, Inc.	145,943	12,880,929
Parker-Hannifin Corp.	36,000	11,452,320
Wabtec Corp.	152,075	14,007,628
Xylem, Inc.	87,000	10,433,040
		64,417,750
Professional Services (1.59%)
IHS Markit, Ltd.	177,142	23,545,715
TransUnion	81,400	9,652,412
		33,198,127
INFORMATION TECHNOLOGY (20.73%)
IT Services (6.32%)
Amdocs, Ltd.	147,701	11,053,943
Cognizant Technology Solutions Corp., Class A	185,160	16,427,395
FleetCor Technologies, Inc.(a)	45,999	10,296,416
Mastercard, Inc., Class A	30,196	10,850,027
PayPal Holdings, Inc.(a)	187,753	35,406,461
Snowflake, Inc., Class A(a)	16,103	5,454,891
Twilio, Inc., Class A(a)	24,502	6,452,356
Visa, Inc., Class A	164,769	35,707,090
		131,648,579
Semiconductors & Semiconductor Equipment (3.77%)
ASML Holding N.V.	13,944	11,101,376
Microchip Technology, Inc.	136,000	11,840,160
Micron Technology, Inc.	193,344	18,009,994

See Notes to Financial Statements.
24	www.all-starfunds.com

Liberty All-Star® Equity Fund	Schedule of Investments
December 31, 2021

	SHARES	VALUE
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment (continued)
NVIDIA Corp.	84,290	$24,790,532
QUALCOMM, Inc.	70,000	12,800,900
		78,542,962
Software (10.09%)
Adobe, Inc.(a)	66,380	37,641,443
ANSYS, Inc.(a)	34,300	13,758,416
Autodesk, Inc.(a)	49,364	13,880,663
Intuit, Inc.	21,550	13,861,391
Microsoft Corp.	118,661	39,908,067
RingCentral, Inc., Class A(a)	47,878	8,969,943
salesforce.com, Inc.(a)	119,501	30,368,789
ServiceNow, Inc.(a)	36,715	23,832,074
Trade Desk, Inc., Class A(a)	123,001	11,271,812
Workday, Inc., Class A(a)	61,343	16,757,681
		210,250,279
Technology Hardware, Storage & Peripherals (0.55%)
Hewlett Packard Enterprise Co.	722,849	11,399,329

MATERIALS (4.36%)
Chemicals (2.98%)
Corteva, Inc.	240,000	11,347,200
Dow Chemical Co.	180,895	10,260,364
Ecolab, Inc.	43,700	10,251,583
Linde PLC	25,463	8,821,147
PPG Industries, Inc.	72,050	12,424,302
RPM International, Inc.	89,000	8,989,000
		62,093,596
Construction Materials (0.56%)
Martin Marietta Materials, Inc.	26,700	11,761,884

Containers & Packaging (0.82%)
Ball Corp.	176,463	16,988,093

REAL ESTATE (2.76%)
Equity Real Estate Investment Trusts (REITs) (2.76%)
American Tower Corp.	54,800	16,029,000
Crown Castle International Corp.	53,500	11,167,590
Equinix, Inc.	24,019	20,316,231
Equity LifeStyle Properties, Inc.	55,700	4,882,662
Sun Communities, Inc.	24,200	5,081,274
		57,476,757

See Notes to Financial Statements.
Annual Report | December 31, 2021	25

Liberty All-Star® Equity Fund	Schedule of Investments
December 31, 2021

	SHARES	VALUE
COMMON STOCKS (continued)
UTILITIES (1.58%)
Electric Utilities (1.58%)
Edison International	226,635	$15,467,839
NRG Energy, Inc.	405,575	17,472,171
		32,940,010
TOTAL COMMON STOCKS
(COST OF $1,383,119,016)		2,042,760,927

SHORT TERM INVESTMENTS (3.29%)
MONEY MARKET FUND (3.29%)
State Street Institutional US Government Money
Market Fund, 0.03%(d)
(COST OF $68,516,006)	68,516,006	68,516,006

TOTAL SHORT TERM INVESTMENTS
(COST OF $68,516,006)		68,516,006

TOTAL INVESTMENTS (101.33%)
(COST OF $1,451,635,022)		2,111,276,933

LIABILITIES IN EXCESS OF OTHER ASSETS (-1.33%)		(27,648,159)

NET ASSETS (100.00%)		$2,083,628,774

NET ASSET VALUE PER SHARE
(254,247,458 SHARES OUTSTANDING)		$8.20

(a)	Non-income producing security.
(b)	American Depositary Receipt.
(c)	Security, or a portion of the security position, is currently on loan. The total market value of securities on loan is $1,311,354.
(d)	Rate reflects seven-day effective yield on December 31, 2021.

See Notes to Financial Statements.
26	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statement of Assets and Liabilities
December 31, 2021

ASSETS:
Investments at value (Cost $1,451,635,022)(a)	$2,111,276,933
Foreign Currency, at value (Cost $8,708)	8,708
Receivable for investment securities sold	84,433
Dividends and interest receivable	1,272,705
Tax reclaim receivable	378,581
Prepaid and other assets	194,862
TOTAL ASSETS	2,113,216,222

LIABILITIES:
Payable for investments purchased	156,693
Distributions payable to shareholders	27,701,867
Investment advisory fee payable	1,145,677
Payable for administration, pricing and bookkeeping fees	292,692
Accrued expenses	290,519
TOTAL LIABILITIES	29,587,448
NET ASSETS	$2,083,628,774

NET ASSETS REPRESENTED BY:
Paid-in capital	$1,471,386,275
Total distributable earnings	612,242,499
NET ASSETS	$2,083,628,774

Shares of common stock outstanding (unlimited number of shares of beneficial interest without par value authorized)	254,247,458
NET ASSET VALUE PER SHARE	$8.20

(a)	Includes securities on loan of $1,311,354.

See Notes to Financial Statements.
Annual Report | December 31, 2021	27

Liberty All-Star® Equity Fund	Statement of Operations
For the Year Ended December 31, 2021

INVESTMENT INCOME:
Dividends (Net of foreign taxes withheld at source which amounted to $281,066)	$20,678,553
Securities lending income	24,652
TOTAL INVESTMENT INCOME	20,703,205

EXPENSES:
Investment advisory fee	12,059,306
Administration fee	3,014,836
Pricing and bookkeeping fees	161,331
Audit fee	49,602
Custodian fee	89,806
Insurance expense	53,899
Legal fees	192,008
NYSE fee	238,431
Proxy fees	118,721
Shareholder communication expenses	97,202
Transfer agent fees	128,542
Trustees' fees and expenses	380,689
Miscellaneous expenses	21,422
TOTAL EXPENSES	16,605,795
NET INVESTMENT INCOME	4,097,410

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain on investment transactions	123,711,445
Net realized gain on foreign currency transactions	353
Net change in unrealized appreciation on investments	245,933,263
Net change in unrealized depreciation on foreign currency transactions	(1,033)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	369,644,028
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$373,741,438

See Notes to Financial Statements.
28	www.all-starfunds.com

Liberty All-Star® Equity Fund	Statements of Changes in Net Assets

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
FROM OPERATIONS:
Net investment income	$4,097,410	$5,976,297
Net realized gain on investment transactions	123,711,798	156,395,686
Net change in unrealized appreciation on investments	245,932,230	78,548,113
Net Increase in Net Assets From Operations	373,741,438	240,920,096

DISTRIBUTIONS TO SHAREHOLDERS:
From distributable earnings	(168,419,787)	(133,478,564)
Return of capital	(10,203,690)	–
Total Distributions	(178,623,477)	(133,478,564)

CAPITAL SHARE TRANSACTIONS:
Proceeds from rights offering, net of offering cost	217,233,738	–
Dividend reinvestments	72,142,876	51,405,785
Net increase resulting from Capital Share Transactions	289,376,614	51,405,785
Total Increase in Net Assets	484,494,575	158,847,317

NET ASSETS:
Beginning of period	1,599,134,199	1,440,286,882
End of period	$2,083,628,774	$1,599,134,199

See Notes to Financial Statements.
Annual Report | December 31, 2021	29

Liberty All-Star® Equity Fund
Financial Highlights

PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)
Net realized and unrealized gain/(loss) on investments
Total from Investment Operations

LESS DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Net realized gain on investments
Return of capital
Total Distributions
Change due to rights offering(b)
Net asset value at end of period
Market price at end of period

TOTAL INVESTMENT RETURN FOR SHAREHOLDERS:(c)
Based on net asset value
Based on market price

RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (millions)
Ratio of expenses to average net assets
Ratio of net investment income to average net assets
Portfolio turnover rate

(a)	Calculated using average shares outstanding during the period.
(b)	Effect of Fund's rights offering for shares at a price below net asset value, net of costs.
(c)	Calculated assuming all distributions are reinvested at actual reinvestment prices and all primary rights in the Fund's rights offering were exercised. The net asset value and market price returns will differ depending upon the level of any discount from or premium to net asset value at which the Fund's shares traded during the period. Past performance is not a guarantee of future results.

See Notes to Financial Statements.
30	www.all-starfunds.com

Financial Highlights

	For the Year Ended December 31,
2021	2020	2019	2018	2017

$7.37	$6.90	$5.89	$6.87	$6.13

0.02	0.03	0.05	0.05	0.04
1.67	1.07	1.62	(0.35)	1.26
1.69	1.10	1.67	(0.30)	1.30

(0.02)	(0.03)	(0.05)	(0.05)	(0.04)
(0.74)	(0.60)	(0.59)	(0.51)	(0.45)
(0.05)	–	(0.02)	(0.12)	(0.07)
(0.81)	(0.63)	(0.66)	(0.68)	(0.56)
(0.05)	–	–	–	–
$8.20	$7.37	$6.90	$5.89	$6.87
$8.38	$6.90	$6.77	$5.38	$6.30

24.0%	18.0%	30.1%	(4.5%)	23.4%
35.3%	12.6%	39.7%	(4.9%)	34.4%

$2,084	$1,599	$1,440	$1,183	$1,330
0.93%	1.02%	0.99%	1.00%	1.01%
0.23%	0.44%	0.73%	0.72%	0.64%
22%	45%	23%	22%	21%

Annual Report | December 31, 2021	31

Liberty All-Star® Equity Fund	Notes to Financial Statements
December 31, 2021

NOTE 1. ORGANIZATION

Liberty All-Star® Equity Fund (the “Fund”) is a Massachusetts business trust registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a diversified, closed-end management investment company.

Investment Goal

The Fund seeks total investment return comprised of long-term capital appreciation and current income through investing primarily in a diversified portfolio of equity securities.

Fund Shares

The Fund may issue an unlimited number of shares of beneficial interest.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is considered an investment company under U.S. generally accepted accounting principles (“GAAP”) and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board

Accounting Standards Codification Topic 946.

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

Security Valuation

Equity securities are valued at the last sale price at the close of the principal exchange on which they trade, except for securities listed on the NASDAQ Stock Market LLC (“NASDAQ”), which are valued at the NASDAQ official closing price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Cash collateral from securities lending activity is reinvested in the State Street Navigator Securities Lending Government Money Market Portfolio (“State Street Navigator”), a registered investment company under the 1940 Act, which operates as a money market fund in compliance with Rule 2a-7 under the 1940 Act. Shares of registered investment companies are valued daily at that investment company’s net asset value per share.

The Fund’s investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund’s Board of Trustees (the “Board”). When market quotations are not readily available, or in management’s judgment they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Fund is priced that materially affects the value of a security, the securities will be valued by the Fund’s Fair Valuation Committee using fair valuation procedures established by the Board. Examples of potentially significant events that could materially impact the value of a security include, but are not limited to: single issuer events such as corporate actions, reorganizations, mergers, spin-offs, liquidations, acquisitions and buyouts; corporate announcements on earnings or product offerings; regulatory news; and litigation and multiple issuer events such as governmental actions; natural disasters or armed conflicts that affect a country or a region; or significant market fluctuations. Potential significant events are monitored by the Advisor ALPS Advisors Inc. (the “Advisor” and “AAI”), Sub-Advisers and/or the Valuation Committee through independent reviews of market indicators, general news sources and communications from the Fund’s custodian. As of December 31, 2021, the Fund held no securities that were fair valued.

32	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
December 31, 2021

Security Transactions

Security transactions are recorded on trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date.

The Fund estimates components of distributions from real estate investment trusts (“REITs”). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. Once the REIT reports annually the tax character of its distributions, the Fund revises its estimates. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Lending of Portfolio Securities

The Fund may lend its portfolio securities only to borrowers that are approved by the Fund’s securities lending agent, State Street Bank & Trust Co. (“SSB”). The Fund will limit such lending to not more than 30% of the value of its total assets. The borrower pledges and maintains with the Fund collateral consisting of cash (U.S. Dollar only), securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, or by irrevocable bank letters of credit issued by a person other than the borrower or an affiliate of the borrower. The initial collateral received by the Fund is required to have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value for all other securities. The collateral is maintained thereafter, at a market value equal to no less than 100% of the current value of the securities on loan. The market value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Any cash collateral received is reinvested in State Street Navigator. Non-cash collateral, in the form of securities issued or guaranteed by the U.S. government or its agencies or instrumentalities, is not disclosed in the Fund’s Statement of Assets and Liabilities as it is held by the lending agent on behalf of the Fund and the Fund does not have the ability to re-hypothecate these securities. Income earned by the Fund from securities lending activity is disclosed in the Statement of Operations.

Annual Report | December 31, 2021	33

Liberty All-Star® Equity Fund	Notes to Financial Statements
December 31, 2021

The following is a summary of the Fund's securities lending positions and related cash and non-cash collateral received as of December 31, 2021:

Market Value of Securities on Loan	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
$1,311,354	$–	$1,379,950	$1,379,950

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by SSB. SSB’s indemnity allows for full replacement of securities lent wherein SSB will purchase the unreturned loaned securities on the open market by applying the proceeds of the collateral, or to the extent such proceeds are insufficient or the collateral is unavailable, SSB will purchase the unreturned loan securities at SSB’s expense. However, the Fund could suffer a loss if the value of the investments purchased with cash collateral falls below the value of the cash collateral received.

Fair Value Measurements

The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Valuation techniques used to value the Fund’s investments by major category are as follows:

Equity securities that are valued based on unadjusted quoted prices in active markets are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the mean of the most recent quoted bid and ask prices on such day and are generally categorized as Level 2 in the hierarchy. Investments in open-end mutual funds are valued at their closing NAV each business day and are categorized as Level 1 in the hierarchy.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

34	www.all-starfunds.com

Liberty All-Star® Equity Fund	Notes to Financial Statements
December 31, 2021

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of December 31, 2021:

	Valuation Inputs
Investments in Securities at Value	Level 1	Level 2	Level 3	Total
Common Stocks*	$2,042,760,927	$–	$–	$2,042,760,927
Short Term Investments	68,516,006	–	–	68,516,006
Total	$2,111,276,933	$–	$–	$2,111,276,933

*	See Schedule of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value during the period. There were no transfers into or out of Level 3 during the year ended December 31, 2021.

Distributions to Shareholders

The Fund currently has a policy of paying distributions on its shares of beneficial interest totaling approximately 10% of its net asset value per year. The distributions are payable in four quarterly distributions of 2.5% of the Fund’s net asset value at the close of the New York Stock Exchange on the Friday prior to each quarterly declaration date. Distributions to shareholders are recorded on ex-date.

NOTE 3. RISKS

Investment and Market Risk

An investment in shares is subject to investment risk, including the possible loss of the entire amount invested. An investment in shares represents an indirect investment in the securities owned by the Fund, most of which are anticipated to be traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Shares at any point in time may be worth less than their original cost, even after taking into account the reinvestment of dividends and other distributions.

Annual Report | December 31, 2021	35

Liberty All-Star® Equity Fund	Notes to Financial Statements
December 31, 2021

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is common stock or equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in their returns.

Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. In certain market conditions, prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth stocks may not perform as well as the stock market in general.

Market Disruption and Geopolitical Risk

Social, political, and economic events, such as natural disasters and health emergencies (e.g., epidemics and pandemics, such as the recent COVID-19 outbreak), ongoing U.S military activities and political developments, as well as the threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market, world economies and markets generally, and may lead to volatility in the value of the Fund’s investments. These types of events may develop quickly and unexpectedly and could significantly impact issuers, industries, governments and other systems, including financial markets. Global systems are increasingly interconnected, and an event in one area of the world may have adverse effects in other economies and financial markets. It is difficult to predict the timing or duration of an event, or its impact on the Fund and its shareholders.

NOTE 4. FEDERAL TAX INFORMATION AND TAX BASIS INFORMATION

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations. If, for any calendar year, the total distributions made under the distribution policy exceed the Fund’s net investment income and net realized capital gains, the excess will generally be treated as a non-taxable return of capital, reducing the shareholder’s adjusted basis in his or her shares. If the Fund’s net investment income and net realized capital gains for any year exceed the amount distributed under the distribution policy, the Fund may, in its discretion, retain and not distribute net realized capital gains and pay income tax thereon to the extent of such excess.

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Liberty All-Star® Equity Fund	Notes to Financial Statements
December 31, 2021

Classification of Distributions to Shareholders

Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund. The amounts and characteristics of tax basis distributions and composition of distributable earnings/(accumulated losses) are determined at the time in which distributions are paid, which may occur after the fiscal year end. Accordingly, tax basis balances have not been determined as of December 31, 2021.

The tax character of distributions paid during the years ended December 31, 2021 and December 31, 2020 were as follows:

Distributions Paid From:	December 31, 2021	December 31, 2020
Ordinary Income	$33,916,617	$20,329,176
Long-term capital gains	93,874,301	113,149,388
Return of Capital	10,203,690	–
Total	$137,994,608	$133,478,564

The Fund declared a distribution of $47,006,257 with an ex-date in 2021 that was paid in 2022. Such amount is not included above, and the tax character of such distributions will be determined at the end of 2022.

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Accumulated Capital Gains	Net Unrealized Appreciation	Other Cumulative Effect of Timing Differences	Total
$–	$–	$659,228,670	$(46,986,171)	$612,242,499

As of December 31, 2021, the cost of investments for federal income tax purposes and accumulated net unrealized appreciation/(depreciation) on investments was as follows:

Cost of Investments	Gross unrealized Appreciation (excess of value over tax cost)	Gross unrealized Depreciation (excess of tax cost over value)	Unrealized Appreciation on Foreign Currencies	Net Unrealized Appreciation
$1,452,049,131	$701,183,257	$(41,955,455)	$868	$659,228,670

The differences between book-basis and tax-basis are primarily due to deferral of losses from wash sales and the differing treatment of certain other investments.

Annual Report | December 31, 2021	37

Liberty All-Star® Equity Fund	Notes to Financial Statements
December 31, 2021

Federal Income Tax Status

For federal income tax purposes, the Fund currently qualifies, and intends to remain qualified, as a regulated investment company under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its investment company taxable net income including realized gain, not offset by capital loss carryforwards, if any, to its shareholders. Accordingly, no provision for federal income or excise taxes has been made.

As of and during the year ended December 31, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

NOTE 5. FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fee

AAI serves as the investment advisor to the Fund. AAI receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.800%
Next $400 million	0.720%
Next $400 million	0.648%
Over $1.2 billion	0.584%

Investment Advisory Fees for the year ended December 31, 2021 are reported on the Statement of Operations.

AAI retains multiple Portfolio Managers to manage the Fund’s investments in various asset classes. AAI pays each Portfolio Manager a portfolio management fee based on the assets of the investment portfolio that they manage. The portfolio management fee is paid from the investment advisory fees collected by AAI and is based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $400 million	0.400%
Next $400 million	0.360%
Next $400 million	0.324%
Over $1.2 billion	0.292%

Administration, Bookkeeping and Pricing Services

ALPS Fund Services, Inc. (“ALPS”) serves as the administrator to the Fund and the Fund has agreed to pay expenses incurred in connection with this service. Pursuant to an Administrative, Bookkeeping and Pricing Services Agreement, ALPS provides operational services to the Fund including, but not limited to, fund accounting and fund administration and generally assists in the Fund’s operations. The Fund’s administration fee is accrued on a daily basis and paid monthly. Administration, Pricing and Bookkeeping fees paid by the Fund for the year ended December 31, 2021 are disclosed in the Statement of Operations.

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Liberty All-Star® Equity Fund	Notes to Financial Statements
December 31, 2021

The Fund also reimburses ALPS for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by ALPS in connection with providing fund accounting oversight and monitoring and certain other services.

Fees Paid to Officers

All officers of the Fund, including the Fund’s Chief Compliance Officer, are employees of AAI or its affiliates, and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations.

NOTE 6. PORTFOLIO INFORMATION

Purchases and Sales of Securities

For the year ended December 31, 2021, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $494,238,924 and $384,749,606, respectively.

NOTE 7. CAPITAL TRANSACTIONS

On August 9, 2021, the Board of the Fund authorized and set the terms of an offering to the Fund’s shareholders of rights to purchase additional shares of the Fund. Record date shareholders, at the close of business on October 15, 2021 were issued non-transferable rights entitling them to subscribe for one additional share for every ten shares held (the “Primary Subscription”), with the right to subscribe for additional shares not subscribed for by others in the Primary Subscription. The rights offering commenced on October 21, 2021 and expired on November 22, 2021 (the “Expiration Date”). Shareholders exercised rights to purchase 27,979,915 shares at a subscription price of $7.78 per share for proceeds, net of expenses of $450,000, of $217,233,738. If the shares would have been issued at the NAV the proceeds would have been $228,705,504, net of expenses. The subscription price represents 95 percent of the average of the last reported sales price of a share on the NYSE on the Expiration Date and the four preceding trading days.

During the years ended December 31, 2021 and December 31, 2020, distributions in the amounts of $72,142,876 and $51,405,785, respectively, were paid in newly issued shares valued at market value or net asset value, but not less than 95% of market value. Such distributions resulted in the issuance of 9,175,859 and of 8,254,107 shares, respectively.

NOTE 8. INDEMNIFICATION

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Fund’s organizational documents and by contract, the Trustees and Officers of the Fund are indemnified against certain liabilities that may arise out of their duties to the Fund. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be minimal.

NOTE 9. SUBSEQUENT EVENTS

Effective January 1, 2022, the Fund's Administrative fee schedule includes an additional breakpoint on average daily net assets over $1.6 billion at 0.117% and the Fund Accounting fee, Financial Reporting fee and Multi-Manager fee included in the Fund’s Administration Agreement have been removed.

Annual Report | December 31, 2021	39

Report of Independent Registered
Liberty All-Star® Equity Fund	Public Accounting Firm

To the shareholders and the Board of Trustees of Liberty All-Star® Equity Fund

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Liberty All-Star® Equity Fund (the "Fund"), including the schedule of investments, as of December 31, 2021, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Denver, Colorado

February 25, 2022

We have served as the auditor of one or more investment companies advised by ALPS Advisors, Inc. since 2007.

40	www.all-starfunds.com

Automatic Dividend Reinvestment
Liberty All-Star® Equity Fund	and Direct Purchase Plan
(Unaudited)

Under the Fund’s Automatic Dividend Reinvestment and Direct Purchase Plan (the “Plan”), shareholders automatically participate and have all their Fund dividends and distributions reinvested by Computershare Trust Company, N.A., as agent for participants in the Plan (the “Plan Agent”), in additional shares of the Fund. For further information, call Investor Assistance at 1-800-LIB-FUND (1-800-542-3863) weekdays between 9 a.m. and 5 p.m. Eastern Time.

Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee can participate in the Plan only if their brokerage firm, bank or nominee is able to do so on their behalf. Shareholders participating in the Plan through a brokerage firm may not be able to transfer their shares to another brokerage firm and continue to participate in the Plan.

Under the Plan, all dividends and distributions will be reinvested in additional shares of the Fund. Distributions declared payable in cash will be reinvested for the accounts of participants in the Plan in additional shares purchased by the Plan Agent on the open market at prevailing market prices. If, prior to the Plan Agent’s completion of such open market purchases, the market price of a share plus estimated brokerage commissions exceeds the net asset value, the remainder of the distribution will be paid in newly issued shares valued at net asset value (but not at a discount of more than 5% from market price). Distributions declared payable in shares (or cash at the option of shareholders) are paid to participants in the Plan entirely in newly issued full and fractional shares valued at the lower of market value or net asset value per share on the valuation date for the distribution (but not at a discount of more than 5 percent from market price). Dividends and distributions are subject to taxation, whether received in cash or in shares.

Plan participants have the option of making additional investments of $100 or more on a monthly basis up to a maximum of $120,000 in a calendar year. These direct purchases will be invested on or shortly after the 15th of each month and direct purchases should be sent so as to be received by the Plan Agent at least two business days prior to the next investment date. Barring suspension of trading, direct purchases will be invested within 35 days after such date. Alternatively, participants can authorize an automatic monthly deduction from a checking or savings account at a U.S. bank or other financial institution. A participant may withdraw a direct purchase by written notice received by the Plan Agent at least two business days before such payment is to be invested.

The Plan Agent maintains all shareholder accounts in the Plan and furnishes confirmations of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in book-entry or noncertificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased or received pursuant to the Plan.

There is no charge to participants for reinvesting distributions pursuant to the Plan. The Plan Agent’s fees are paid by the Fund, therefore indirectly by shareholders. There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions declared payable in shares. However, each participant bears a per share fee (which includes any brokerage commissions the Plan Agent is required to pay) incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions declared payable in cash.

Annual Report | December 31, 2021	41

Automatic Dividend Reinvestment
Liberty All-Star® Equity Fund	and Direct Purchase Plan
(Unaudited)

With respect to direct purchases, the Plan Agent will charge $1.25 for purchase by check and $2.00 for automatic investment transactions, plus a per share fee (which includes any brokerage commissions the Plan Agent is required to pay). Sales of shares held in the Plan will also be subject to a service fee of $2.50 and a per share fee currently $0.10. All fees described in this summary are subject to change. Please contact the Plan Agent for the current fees.

Shareholders may terminate their participation in the Plan by notifying the Plan Agent by telephone, through the Internet or in writing. Such termination will be effective immediately if notice is received by The Plan Agent prior to any dividend record date.

The Fund reserves the right to amend or terminate the Plan.

The full text of the Plan may be found on the Fund’s website at www.all-starfunds.com.

42	www.all-starfunds.com

Liberty All-Star® Equity Fund	Additional Information
(Unaudited)

TAX INFORMATION

All 2021 distributions whether received in cash or shares of the Fund consist of the following:

(1)	ordinary dividends
(2)	long-term capital gains
(3)	return of capital

The table below details the breakdown of each 2021 distribution for federal income tax purposes.

			Total Ordinary Dividends
Record Date	Payable Date	Amount per Share	Qualified	Non- Qualified	Long-Term Capital Gains	Return of Capital
11/13/20*	01/04/21	$0.029651	12.48%	12.10%	68.03%	7.39%
01/22/21	03/08/21	$0.19	12.48%	12.10%	68.03%	7.39%
04/23/21	06/07/21	$0.20	12.48%	12.10%	68.03%	7.39%
07/24/21	09/07/21	$0.21	12.48%	12.10%	68.03%	7.39%
11/19/21**	01/03/22	$0.21	–	–	–	–

*	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2021.
**	Pursuant to Section 852 of the Internal Revenue Code, the taxability of this distribution will be reported in the Form 1099-DIV for 2022.

Tax Designations

The Fund designates the following as a percentage of taxable ordinary income distributions for the calendar year ended December 31, 2021:

Qualified Dividend Income	50.77%
Dividend Received Deduction	42.35%

Pursuant to Section 852(b)(3) of the Internal Revenue Code, Liberty All-Star Equity Fund designated $93,874,301 as long-term capital gain dividends.

Annual Report | December 31, 2021	43

Liberty All-Star® Equity Fund	Additional Information
(Unaudited)

SHAREHOLDER MEETING RESULTS

On August 26, 2021, the Annual Meeting of Shareholders of the Fund was held to elect two Trustees to the Board. On June 14, 2021, the record date for the meeting, the Fund had outstanding 221,494,111 shares of beneficial interest. The votes cast at the meeting were as follows:

Proposal – To elect two Trustees:

Nominee	For	Against/Withheld
Maureen K. Usifer	170,638,148.819	2,450,240.885
Edmund J. Burke	169,798,985.214	3,289,404.490

44	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers
(Unaudited)

The names of the Trustees and Officers of the Fund, the date each was first elected or appointed to office, their term of office, their principal business occupations and other directorships they have held during at least the last five years, are shown below.

DISINTERESTED TRUSTEES

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held
Thomas W. Brock Year of Birth: 1947	Trustee since 2005; Chairman since 2015; Term expires 2023	Chief Executive Officer, Silver Bay Realty (2016 – 2017); Acting Chief Executive Officer, Silver Bay Realty (2016); Director, Silver Bay Realty (2012-2017)	2	Director, Liberty All- Star® Growth Fund, Inc. (since 2005); Trustee, Equitable AXA Annuity Trust (since January 2016), and 1290 Funds (since January 2016)
George R. Gaspari Year of Birth: 1940	Trustee since 2006; Term expires 2023	Financial Services Consultant (1996-2012)	2	Director, Liberty All- Star® Growth Fund, Inc. (since 2006); Trustee (1999 – January 2021) and Chairman — Audit Committee (January 2015 – January 2021), The Select Sector SPDR Trust
John J. Neuhauser Year of Birth: 1943	Trustee since 1998; Term expires 2022	Retired. Formerly, President, St. Michael’s College (2007-2018); University Professor December 2005-2007, Boston College (formerly Academic Vice President and Dean of Faculties, from 1999 - 2005, Boston College)	2	Director, Liberty All- Star® Growth Fund, Inc. (since 1998)

Annual Report | December 31, 2021	45

Liberty All-Star® Equity Fund	Trustees and Officers
(Unaudited)

DISINTERESTED TRUSTEES

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held
Maureen K. Usifer Year of Birth: 1960	Trustee since 2018; Term expires 2024	Board Member Green Mountain Care Board (2017-2021), Board Advisor, Healthy Living Market (2017-Present), Board of Trustees, Saint Michael’s College (2015- Present), and Chief Financial Officer, Seventh Generation, Inc. (2012- 2016), Director PC Construction (2021-Present)	2	Director, Liberty All- Star® Growth Fund, Inc. (since 2018); Director BlackRock Capital Investment Corporation (2005-Present)
Milton M. Irvin Year of Birth: 1949	Trustee since 2018; Term expires 2022	Retired (2012); Chair, Advisory Board Member Castle Oak Securities (2012-present); Chair, Investment Committee Member Executive Leadership Council (2006- 2020); Chair, Board Member South Carolina State University (2015- 2020); Graduate Executive Board Member Wharton School (2009-2016)	2	Director, Liberty All- Star® Growth Fund, Inc. (since 2018)

46	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers
(Unaudited)

DISINTERESTED TRUSTEES

Name (Year of Birth) and Address*	Position with the Fund, Term of Office and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held
Edmund J. Burke*** Year of Birth: 1961	Trustee since 2006; Term expires 2024	Mr. Burke joined ALPS in 1991 and served as the President and Director of ALPS Holdings, Inc., and ALPS Advisors, Inc., and Director of ALPS Distributors, Inc., ALPS Fund Services, Inc. (“ALPS”), and ALPS Portfolio Solutions Distributor, Inc. (collectively, the “ALPS Companies”). Mr. Burke retired from the ALPS Companies in June 2019. Mr. Burke is currently a partner at ETF Action, a web-based system that provides data and analytics to registered investment advisers, (since 2020) and a Director of Alliance Bioenergy Plus, Inc., technology company focused on emerging technologies in the renewable energy, biofuels, and bioplastics technology sectors (since 2020).	27	Director, Liberty All- Star® Growth Fund, Inc. (since 2006); Trustee (since 2017) – ALPS ETF Trust, Trustee (since 2009) - Financial Investors Trust, Trustee (since 2004) - Clough Global Dividend and Income Fund, Trustee (since 2006) - Clough Global Equity Fund, Trustee - Clough Global Opportunities Fund, and Trustee - Clough Funds Trust (since 2015).

*	The address for all Trustees is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000; Denver, CO 80203.
**	The “Fund Complex” for the Fund includes the Fund, Liberty All-Star® Growth Fund, Inc., and any registered investment company advised by AAI or any registered investment company sub-advised by Aristotle Capital Management, LLC, Fiduciary Management, Inc., Pzena Investment Management, LLC, Sustainable Growth Advisers, LP, and TCW Investment Management Company LLC.
***	Mr. Burke was considered to be an “Interested Trustee” until December 31, 2021 because of his previous positions with ALPS.

Annual Report | December 31, 2021	47

Liberty All-Star® Equity Fund	Trustees and Officers
(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
William R. Parmentier, Jr. (1952)	President	1999	Chief Investment Officer, ALPS Advisors, Inc. (since 2006); President of the Liberty All-Star Funds (since April 1999); Senior Vice President, Banc of America Investment Advisors, Inc. (2005-2006). Mr. Parmentier is deemed an affiliate of the Funds as defined under the 1940 Act.
Mark T. Haley CFA (1964)	Senior Vice President	1999	Senior Vice President of the Liberty All-Star Funds (since January 1999); Vice President, ALPS Advisors, Inc. (since 2006); Vice President, Banc of America Investment Advisors (1999-2006). Mr. Haley is deemed an affiliate of the Funds as defined under the 1940 Act.
Erich Rettinger (1985)	Treasurer	2021	Vice President of ALPS Advisors, Inc. ("AAI") (since 2021) and serves as Treasurer of RiverNorth Opportunities Fund, Inc., Liberty All- Star Growth Fund, Inc. Principal Real Estate Income Fund, and ALPS Variable Investment Trust. From 2013-2021, he served as Vice President and Fund Controller of ALPS Fund Services. Because of his position with AAI, Mr. Rettinger is deemed an affiliate of the Fund as defined under the 1940 Act.
Matthew Sutula (1985)	Chief Compliance Officer	2019	Chief Compliance Officer of ALPS Advisors, Inc. (“AAI”) (Since 2016). Prior to his current role, Mr. Sutula served as Compliance Manager and Senior Compliance Analyst for AAI, as well as Compliance Analyst for ALPS Fund Services, Inc. Prior to joining ALPS, he spent seven years at Morningstar, Inc. in various analyst roles supporting the registered investment company databases. Mr. Sutula is also Chief Compliance Officer of Principal Real Estate Income Fund, ALPS Variable Investment Trust, RiverNorth Opportunities Fund, Inc. and Liberty All-Star® Growth Fund, Inc. Because of his position with ALPS, Mr. Sutula is deemed an affiliate of the Funds as defined under the 1940 Act.

48	www.all-starfunds.com

Liberty All-Star® Equity Fund	Trustees and Officers
(Unaudited)

OFFICERS

Name (Year of Birth) and Address*	Position with the Fund	Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Sareena Khwaja-Dixon (1980)	Secretary	2016	Principal Legal Counsel and Vice President of ALPS Fund Services, Inc. Secretary of RiverNorth Opportunities Fund, Inc., Clough Dividend and Income Fund, Clough Global Opportunities Fund, Clough Global Equity Fund, Liberty All-Star® Growth Fund, Inc., Reaves Utility Income Fund, and Clough Funds Trust and Assistant Secretary of RiverNorth Specialty Finance Corp, RiverNorth/DoubleLine Strategic Opportunity Fund, Inc., RiverNorth Flexible Municipal Income Fund, Inc., RiverNorth Managed Duration Municipal Income Fund, Inc., RiverNorth Funds, and RiverNorth Opportunistic Municipal Income Fund, Inc. Because of her position with ALPS, Ms. Khwaja-Dixon is deemed an affiliate of the Funds as defined under the 1940 Act.
Tanya Tancheff (1973)	Assistant Secretary	2021	Senior Paralegal with ALPS Fund Services, Inc, Assistant Secretary of Liberty All-Star® Growth Fund, Inc. Because of her position with ALPS, Ms. Tancheff is deemed an affiliate of the Funds as defined under the 1940 Act.

*	The address of each officer, other than Messrs. Parmentier and Haley is: c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203. The address of Messrs. Parmentier and Haley is c/o ALPS Advisors, Inc., One Financial Center, 4th Floor, Boston, MA 02111.

Annual Report | December 31, 2021	49

Board Consideration of
Liberty All-Star® Equity Fund	the Renewal of the Fund
(Unaudited)

The Investment Company Act of 1940 requires that the Board of Trustees (“Board”) of the Liberty All-Star Equity Fund (“Fund”), including all of the Trustees who are not “interested persons” of the Fund (“Independent Trustees”), annually review the Fund’s investment advisory agreements and consider whether to renew them for an additional year. At its meeting on September 10, 2021, the Board, including a majority of the Independent Trustees, conducted such a review and approved the continuation of the Fund Management Agreement between the Fund and ALPS Advisors, Inc. (“AAI”) and each separate Portfolio Management Agreement among the Fund and the following independent investment management firms: Aristotle Capital Management LLC (“Aristotle”), Pzena Investment Management, LLC (“Pzena”), Sustainable Growth Advisers, LP (“Sustainable”), TCW Investment Management Company (“TCW”) and Fiduciary Management, Inc. (“Fiduciary”). Aristotle, Pzena, Sustainable, TCW, and Fiduciary are collectively referred to as “Portfolio Managers” and each as a “Portfolio Manager.”

Prior to the Board’s action, the Independent Trustees met to consider management’s recommendations with respect to the renewal of the Fund Management Agreement and the Portfolio Management Agreements (each, an “Agreement” and, collectively, the “Agreements”). In reaching its decision to renew each Agreement, the Board considered the overall fairness of each Agreement and whether each Agreement was in the best interests of the Fund. The Board further considered factors it deemed relevant with respect to the Fund, including (1) the nature, extent and quality of services provided to the Fund by AAI, its affiliates, and each Portfolio Manager; (2) the performance of the Fund and the Portfolio Managers; (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each Agreement, the Board did not identify any single factor or information as all-important or controlling and each Independent Trustee may have attributed different weight to each factor.

The Board considered these factors in the context of the Fund’s multi-manager methodology, which seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed. The Fund allocates its portfolio assets among Portfolio Managers recommended by AAI and approved by the Board, currently five for the Fund. The Board considered that each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances the Fund’s portfolio assets among the Portfolio Managers. The Board also took into account that AAI continuously analyzes and evaluates each Portfolio Manager’s investment performance and portfolio composition and, from time to time, recommends changes in the Portfolio Managers.

In connection with its deliberations, the Board considered information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal and approval process. Information furnished and discussed throughout the year included AAI’s analyses of the Fund’s investment performance and related financial information for the Fund, presentations given by the Fund’s Portfolio Managers, as well as periodic reports on legal, compliance, brokerage commissions and execution and other services provided by AAI, the Portfolio Managers and their affiliates. Information furnished specifically in connection with the renewal process included, among other things, a report of the Fund’s investment performance over various time periods as compared to a peer universe and a market index and the Fund’s fees and expenses as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information prepared by AAI regarding review of the Lipper peer groups. The information provided by AAI generally included information reflecting the Fund’s management fees, expense ratios, investment performance and profitability, including AAI’s profitability with respect to the Fund.

50	www.all-starfunds.com

Board Consideration of
Liberty All-Star® Equity Fund	the Renewal of the Fund
(Unaudited)

As part of the process to consider the Agreements, legal counsel to the Independent Trustees requested information on behalf of the Independent Trustees from AAI and each Portfolio Manager. In response to these requests, the Independent Trustees received reports from AAI and each Portfolio Manager that addressed specific factors designed to inform the Independent Trustees’ consideration of each Agreement. In addition, counsel also provided the Independent Trustees and the Board with a memorandum discussing the legal standards applicable to their consideration of the Agreements. In considering the proposed renewals, the Board considered all factors they believed to be relevant, including those discussed below. The Board did not identify any one factor as being dispositive.

Based on their evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The following is a summary of the Board’s considerations and conclusions during the full Board meeting and Executive Session regarding these matters.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of the investment objective of the Fund. The Board also considered the nature, extent and quality of the administrative services provided to the Fund by ALPS Fund Services, Inc., an affiliate of AAI. The Board considered the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

The Board considered the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Fund and the personnel at each Portfolio Manager responsible for managing the Fund’s portfolio. The Board also considered the overall financial strength of AAI and each Portfolio Manager, the effect on the Fund of any turnover in personnel at each Portfolio Manager, the insurance maintained by AAI and each Portfolio Manager and the compliance records of AAI and each Portfolio Manager. The Board concluded that the nature, extent and quality of the services provided by AAI and each Portfolio Manager up for renewal were appropriate and consistent with the terms of the Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

Investment Performance

The Board considered the long-term and short-term investment performance of the Fund over multiple periods, which generally included annual total returns both on an absolute basis and relative to an appropriate benchmark and/or Lipper peer universe based on materials showing the performance of the Lipper peer group. The Board considered the Fund’s performance based on both net asset value (“NAV”) and market price and, in general, considered long-term performance to be more important in its evaluation than short-term performance. In addition, the Board considered the performance of the allocated portions of the Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance.

Annual Report | December 31, 2021	51

Board Consideration of
Liberty All-Star® Equity Fund	the Renewal of the Fund
(Unaudited)

The Board received information which indicated among other things that, based on NAV, the Fund outperformed the Lipper Large-Cap Core Mutual Fund Average (“Lipper Average”) as of June 30, 2021 for the year-to-date and one-, three-, and five-year periods. It was approximately the same as the Lipper Average for the ten-year period.

In addition to the performance of the Fund and each Portfolio Manager’s sleeve of the Fund, the Board considered management’s and the Portfolio Managers’ explanations for the Fund’s performance and the relevant benchmarks and peer groups. The Board accepted the explanations and determined that the performance information and explanations supported the renewal of the Agreements.

Costs of the Services Provided to the Fund

The Board considered the fees paid by the Fund to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees, overall expense ratio and expense reimbursement by AAI for selected closed-end funds and multi-manager open-end equity funds.

The Board considered that the Fund’s management and administration fees and its total expense ratio were lower than the median of a representative group of closed-end funds selected by AAI. The Board also considered that the Fund’s management and expense fees were higher than the median for the multi-manager open-end equity funds, but that the Fund’s total expense ratio was lower.

The Independent Trustees took into account that the Fund’s higher contractual management fees and expense ratios were generally consistent with the higher costs and greater complexity associated with the management of a closed-end multi-manager fund.

The Board considered that AAI currently does not have any institutional clients with investment objectives and strategies comparable to those of the Fund. The Board considered the breakpoint schedule that lowers the management fee rate paid by the Fund as the Fund’s assets increase. The Board also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Board considered that the Portfolio Managers were paid by AAI, not the Fund. The Board also considered the differences in the level of services provided by and the differences in responsibility of AAI and the Portfolio Managers to the Fund and to other accounts. The Board concluded that the management fees payable by the Fund to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end funds and open-end equity funds.

52	www.all-starfunds.com

Board Consideration of
Liberty All-Star® Equity Fund	the Renewal of the Fund
(Unaudited)

Profitability and Costs of Services to AAI

The Board considered the level of profits realized by AAI in connection with the operation of the Fund. The Board considered the profitability information setting forth recent overall profitability of the Fund to AAI, as well as overall profitability information relating to certain prior calendar years. In reviewing the information, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. The Board considered management’s ongoing costs and expenditures in providing and improving services for the Fund as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Board considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Board also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Fund, noting that an affiliate of AAI serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Board considered that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI. The Board and AAI generally are aware of the fees charged by the Portfolio Managers to other clients, and the Board believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Board reached its conclusion based in part on the fees that the Portfolio Managers charge other clients, the reasonableness of the aggregate management fees paid by the Fund and the fact that each Portfolio Manager’s fee is paid by AAI and not the Fund. The Board understood that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Fund. The Board determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Fund and supported the renewal of the Agreements.

Extent of Economies of Scale as the Fund Grows and Whether Fee Levels Reflect Economies of Scale

The Board considered whether economies of scale are realized by AAI as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. The Board took into consideration the fee breakpoint schedules under the Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. In this regard, the Board considered that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees.

Based on the foregoing, the Board concluded that the Fund was realizing economies of scale under the Agreements and management fee schedule, which supports the renewal of the Agreements.

Benefits to be Derived from the Relationship with the Fund

The Board also considered the potential ancillary, or “fall-out,” benefits that AAI or the Portfolio Managers might receive in connection with their association with the Fund. In its consideration of the Agreements, the Board considered, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Fund’s operations. For example, under the Agreements, although it is not currently doing so, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Fund or AAI. Each Portfolio Manager, through its position as a Portfolio Manager to the Fund, also may engage in soft dollar transactions.

Annual Report | December 31, 2021	53

Board Consideration of
Liberty All-Star® Equity Fund	the Renewal of the Fund
(Unaudited)

In advance of the meeting, the Board received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Fund and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Board considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Fund in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Board determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Based on its evaluation of all material factors, the Board unanimously concluded that the terms of each Agreement were reasonable and fair and that the renewal of each Agreement was in the best interests of the Fund and its shareholders.

54	www.all-starfunds.com

Summary of Updated Information
Liberty All-Star® Equity Fund	Regarding the Fund
(Unaudited)

The following information in this annual report is a summary of certain information about the Fund and changes since the Fund’s most recent prospectus dated October 13, 2021 (the “prior disclosure date”). This information may not reflect all of the changes that have occurred since you purchased the Fund.

Portfolio Manager Information

Since the prior disclosure date, there have been no changes in the Fund’s portfolio managers or background.

Fund Organizational Structure

Since the prior disclosure date, there have been no changes in the Fund’s charter or by-laws that would delay or prevent a change of control of the Fund that have not been approved by shareholders.

Investment Objective

There have been no changes in the Fund’s investment objective since the prior disclosure date that have not been approved by shareholders.

The Fund’s investment objective is to seek total investment return, comprised of long-term capital appreciation and current income. It seeks its investment objective through investment primarily in a diversified portfolio of equity securities.

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, defined as common stocks and securities convertible into common stocks such as bonds and preferred stocks, and securities having common stock characteristics such as warrants and rights to purchase equity securities (although, as a non-fundamental policy, not more than 20% of the value of the Fund’s total assets may be invested in rights and warrants). The Fund may lend its portfolio securities, write covered call and put options and engage in options and futures strategies.

Although under normal market conditions the Fund will remain substantially fully invested in equity securities, up to 20% of the value of the Fund’s net assets may generally be invested in short-term money market instruments, including certificates of deposit (negotiable certificates issued against bank deposits), other interest-bearing bank deposits such as savings and money market accounts, and bankers’ acceptances (short-term bank-guaranteed credit instruments used to finance transactions in goods) of domestic branches of U.S. banks having assets of not less than $1 billion, obligations issued or guaranteed by the U.S. Government and its agencies and instrumentalities (“U.S. Government Securities”), commercial paper (unsecured short-term promissory notes issued by corporations) rated not lower than A-1 by Standard & Poor’s (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), short-term corporate debt securities rated not lower than AA by S&P or AA by Moody’s, and repurchase agreements with respect to the foregoing (collectively, “Short-Term Money Market Instruments”). The Fund may temporarily invest without limit in Short-Term Money Market Instruments for defensive purposes when AAI or the Portfolio Managers deem that market conditions are such that a more conservative approach to investment is desirable. Taking a temporary defensive position may prevent the Fund from achieving its investment objective.

Annual Report | December 31, 2021	55

Summary of Updated Information
Liberty All-Star® Equity Fund	Regarding the Fund
(Unaudited)

Up to 20% of the Fund’s net assets may be invested in below-investment grade securities. The below investment grade securities in which the Fund may invest are rated below BBB. This rating is defined by Standard & Poor’s as investment grade. The Fund does not currently intend to invest more than 5% of its net assets in below investment grade securities.

The Fund also may invest without limitation in foreign securities. The Fund does not currently intend to invest more than 5% of its net assets in foreign securities. Because American Depository Receipts (“ADRs”) are denominated in U.S. dollars and there is a large liquid market in the U.S. for them, ADRs are not considered foreign securities for purposes of calculating the Fund’s foreign securities exposure.

The Fund’s investment objective of seeking total investment return and its policy of investing under normal market conditions at least 80% of the value of its net assets (plus borrowings for investment purposes) in equity securities, as well as certain of its investment restrictions, are fundamental and may not be changed without a majority vote of the Fund’s outstanding shares. Under the 1940 Act, a “majority vote” means the vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present or represented, or (b) more than 50% of the outstanding shares of the Fund. Non-fundamental policies may be changed by vote of the Board of Trustees.

Principal Investment Strategies

There have been no changes in the Fund’s Principal Investment Strategies and Policies since the prior disclosure date.

Investment Practices

The following describes certain of the investment practices in which one or more of the Portfolio Managers may engage, each of which may involve certain special risks.

Lending of Portfolio Securities. The Fund, in order to generate additional income, may lend its portfolio securities (principally to broker-dealers) where such loans are callable at any time and are continuously secured by collateral (cash or U.S. Government Securities) equal to and not less than the market value, determined daily, of the securities loaned. The Fund would receive amounts equal to the interest on the securities loaned. It would also be paid for having made the loan. Any cash collateral pursuant to these loans would be invested in Short-Term Money Market Instruments. The Fund could be subjected to delays in recovering the loaned securities in the event of default or bankruptcy of the borrower. The Fund will limit such lending to not more than 30% of the value of the Fund’s total assets. The Fund may pay fees to its custodian bank or others for administrative services in connection with securities loans.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks or broker-dealer firms whereby such institutions sell U.S. Government Securities or other securities in which it may invest to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate that is effective during the time between the purchase and resale and is not related to the stated interest rate on the purchased securities. The Fund requires the seller of the securities to maintain on deposit with the Fund’s custodian bank securities in an amount at all times equal to or in excess of the value of the repurchase agreement. In the event that the seller of the securities defaults on its repurchase obligation or becomes bankrupt, the Fund could receive less than the repurchase price on the sale of the securities to another party or could be subjected to delays in selling the securities. Under normal market conditions, not more than 20% of the Fund’s net assets will be invested in Short-Term Money Market Instruments, including repurchase agreements, and not more than 10% of the Fund’s net assets will be invested in repurchase agreements maturing in more than seven days.

56	www.all-starfunds.com

Summary of Updated Information
Liberty All-Star® Equity Fund	Regarding the Fund
(Unaudited)

Securities of Other Investment Companies. The Fund may invest in the securities of other investment companies, including open-end mutual funds, closed-end funds, unit investment trusts, private investment companies and offshore investment companies. An investment in an investment company involves risks similar to those of investing directly in the investment company’s portfolio securities, including the risk that the value of the portfolio securities may fluctuate in accordance with changes in the financial condition of their issuers, the value of stocks and other securities generally, and other market factors.

In addition, investing in other investment companies involves certain other risks, costs, and expenses for the Fund. If the Fund invests in another investment company, the Fund will be charged its proportionate share of the advisory fees and other operating expenses of such investment company, which are in addition to the advisory fees and other operational expenses charged to the Fund. In addition, the Fund could incur a sales charge in connection with purchasing an investment company security or a redemption fee upon the redemption of such security. An investment in the shares of a closed-end investment company may also involve the payment of a substantial premium over, while sales of such shares may be made at a substantial discount from, the NAV of the issuers’ portfolio securities. Investments in securities of other investment companies will be made in compliance with applicable 1940 Act limitations. To the extent that the Fund invests in the securities of other investment companies, the Fund’s shareholders will indirectly bear a pro rata share of the investment company’s expenses in addition to the expenses associated with an investment in the Fund. The Fund may invest in investment companies managed by AAI or other affiliates of AAI.

RISKS

The Fund is a diversified, multi-managed closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and there can be no assurance that the Fund will achieve its investment objective.

Investment and Market Risk

An investment in the Fund’s shares is subject to investment risk, including the possible loss of the entire amount that you invest. Your investment in shares represents an indirect investment in the securities owned by the Fund, most of which are traded on a national securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Your shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of dividends and other distributions.

Annual Report | December 31, 2021	57

Summary of Updated Information
Liberty All-Star® Equity Fund	Regarding the Fund
(Unaudited)

Market Discount Risk

In addition, shares of closed-end management investment companies such as the Fund frequently trade at a discount from their NAV. The shares were designed primarily for long-term investors, and investors in shares should not view the Fund as a vehicle for trading purposes. This risk is separate and distinct from the risk that the Fund’s NAV may decline.

Common Stock Risk

The Fund is not limited in the percentage of its assets that may be invested in common stocks and other equity securities, and therefore a risk of investing in the Fund is equity risk. Equity risk is the risk that the market value of securities held by the Fund will fall due to general market or economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. In addition, common stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common equity securities in which the Fund will invest are structurally subordinated to preferred stocks, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater payment risk than preferred stocks or debt instruments of such issuers. In addition, while broad market measures of common stocks have historically generated higher average returns than fixed income securities, common stocks have also experienced significantly more volatility in those returns.

Management Risk

The Fund is subject to management risk because it is an actively managed investment portfolio. AAI and the Portfolio Managers will apply investment techniques and risk analyses in selecting Portfolio Managers and making investment decisions for the Fund, respectively, but there can be no guarantee that these will produce the desired results.

Growth Stock Risk

Currently, approximately 40% of the Fund’s net assets are allocated to Portfolio Managers that utilize a “growth” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Growth stocks are stocks of companies believed to have above-average potential for growth in revenue and earnings. Prices of growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. In certain market conditions, growth stocks may not perform as well as the stock market in general.

Value Stock Risk

Currently, approximately 60% of the Fund’s net assets are allocated to Portfolio Managers that utilize a “value” approach to investing. Over time, depending on market conditions, this allocation may increase or decrease. Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor and, in a Portfolio Manager’s opinion, undervalued. If the Portfolio Manager’s assessment of a company’s prospects is wrong, the price of the company’s stock may fall or may not approach the value the Portfolio Manager has placed on it.

58	www.all-starfunds.com

Summary of Updated Information
Liberty All-Star® Equity Fund	Regarding the Fund
(Unaudited)

Foreign Securities Risk

Investments in foreign securities involve risks in addition to those of investments in U.S. issuers. These risks include political and economic risks, currency fluctuations, higher transaction costs, less liquidity and greater volatility, delayed settlement, confiscatory taxation, withholding of taxes and less stringent investor protection and disclosure standards in some foreign markets. These risks can make investments in foreign issuers more volatile and potentially less liquid than investments in U.S. issuers.

Tax Risk

The Fund may invest in preferred securities, convertible securities or other securities the federal income tax treatment of the income from which may not be clear or may be subject to recharacterization by the IRS. The tax treatment of distributions the Fund reports as “qualified dividend income” may be affected by IRS interpretations of the Code and future changes in the Code and the Treasury regulations. There can be no assurance as to what portion, if any, of the Fund’s distributions will constitute qualified dividend income.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investment will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions can decline.

Deflation Risk

Deflation risk is the risk that prices throughout the economy decline over time, which may have an adverse effect on the market valuation of companies, their assets and revenues. In addition, deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.

Market Disruption and Geopolitical Risk

Certain events have a disruptive effect on the securities markets, such as health emergencies, cyber-attacks, terrorist attacks, war and other geopolitical events. The Fund cannot predict the effects of these events on the U.S. economy, the stock market and world economies and markets generally.

Legislation and Regulatory Risk

At any time after the date of this Prospectus, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund or the issuers of such assets. Changing approaches to regulation may have a negative impact on the entities and/or securities in which the Fund invests. Legislation or regulation may also change the way in which the Fund itself is regulated.

Annual Report | December 31, 2021	59

Liberty All-Star® Equity Fund	Privacy Policy
(Unaudited)

FACTS	WHAT DO THE LIBERTY ALL-STAR FUNDS DO WITH YOUR
PERSONAL INFORMATION?
WHY?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
WHAT?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	Social Security number	Purchase History
	Assets	Account Balances
	Retirement Assets	Account Transactions
	Transaction History	Wire Transfer Instructions
Checking Account Information
When you are no longer our customer, we continue to share your information as described in this notice.
HOW?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Liberty All-Star Funds choose to share; and whether you can limit this sharing.

REASONS WE CAN SHARE YOUR PERSONAL INFORMATION	DO THE LIBERTY ALL-STAR FUNDS SHARE?	CAN YOU LIMIT THIS SHARING?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For non-affiliates to market to you	No	We don’t share

QUESTIONS?	Call 1-800-241-1850

60	www.all-starfunds.com

Liberty All-Star® Equity Fund	Privacy Policy
(Unaudited)

WHO WE ARE
Who is providing this notice?	Liberty All-Star Funds
WHAT WE DO
How do the Liberty All-Star Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.
How do the Liberty All-Star Funds collect my personal information?

We collect your personal information, for example, when you

•     Open an account

•     Provide account information

•     Give us your contact information

•     Make deposits or withdrawals from your account

•     Make a wire transfer

•     Tell us where to send the money

•     Tells us who receives the money

•     Show your government-issued ID

•     Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     Sharing for affiliates’ everyday business purposes – information about your creditworthiness

•     Affiliates from using your information to market to you

•     Sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

DEFINITIONS
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • The Liberty All-Star Funds do not share with our affiliates for marketing purposes.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • The Liberty All-Star Funds do not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • The Liberty All-Star Funds do not jointly market.

Annual Report | December 31, 2021	61

Description of Lipper
Liberty All-Star® Equity Fund	Benchmark and Market Indices
(Unaudited)

Dow Jones Industrial Average

A price-weighted measure of 30 U.S. blue-chip companies.

Lipper Large-Cap Core Mutual Fund Average

The average of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. domestic equity large-cap floor. These funds typically have average characteristics compared to the S&P 500® Index.

NASDAQ Composite Index

Measures all NASDAQ domestic and international based common type stocks listed on the NASDAQ Stock Market.

Russell 3000® Growth Index

Measures the performance of those Russell 3000® companies with lower book-to-price ratios and higher growth values. The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

Russell 3000® Value Index

Measures the performance of those Russell 3000® companies with higher book-to-price ratios and lower growth values.

Russell 1000® Growth Index

Measures the performance of those Russell 1000® companies with lower book-to-price ratios and higher growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

Russell 1000® Value Index

Measures the performance of those Russell 1000® companies with higher book-to-price ratios and lower growth values. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index.

S&P 500® Index

A large-cap U.S. equities index that includes 500 leading companies and represents more than 83% of the total domestic U.S. equity market capitalization.

An investor cannot invest directly in an index.

62	www.all-starfunds.com

Intentionally Left Blank

Intentionally Left Blank

ALL-STAR EQUITY FUND

INVESTMENT ADVISOR
ALPS Advisors, Inc.
1290 Broadway, Suite 1000
Denver, Colorado 80203
303-623-2577
www.all-starfunds.com

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
1601 Wewatta Street, Suite 400
Denver, Colorado 80202

CUSTODIAN
State Street Bank & Trust Company
One Lincoln Street
Boston, Massachusetts 02111

INVESTOR ASSISTANCE, TRANSFER & DIVIDEND DISBURSING AGENT & REGISTRAR
Computershare Trust Company, N.A.
P.O. Box 505000
Louisville, Kentucky 40233
1-800-LIB-FUND (1-800-542-3863)
www.computershare.com

LEGAL COUNSEL
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006

TRUSTEES
Thomas W. Brock*, Chairman
Edmund J. Burke
George R. Gaspari*
Milton M. Irvin*
Dr. John J. Neuhauser*
Maureen K. Usifer*

OFFICERS
William R. Parmentier, Jr., President
Mark T. Haley, CFA, Senior Vice President
Erich Rettinger, Treasurer
Sareena Khwaja-Dixon, Secretary
Tanya Tancheff, Assistant Secretary
Matthew Sutula, Chief Compliance Officer

*Member of Audit Committee

USA LISTED NYSE

Annual Certifications — As required, on September 17, 2021, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that, as of such date, he was not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to reports filed with the Securities and Exchange Commission ("SEC") on a semi-annually basis on Form N-CSR.

A description of the Fund's proxy voting policies and procedures is available (i) on the SEC's website at www.sec.gov, and (ii) without charge, upon request, by calling 1-800-542-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ended June 30th is available from the SEC's website at www.sec.gov.

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year in Form N-PORT. The Fund's Form N-PORTs are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SECs Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its own common stock in the open market.

This report is transmitted to shareholders of Liberty All-Star®Equity Fund for their information. It is not a prospectus or other document intended for use in the purchase of Fund shares.

ALL STAR FUNDS

Liberty All-Star® Equity Fund

ALPS Advisors, Inc.
Investment Advisor

1290 Broadway, Suite 1000
Denver, CO 80203
303-623-2577

www.all-starfunds.com

Secondary market support provided to the Fund by ALPS Advisors Inc.'s affiliate ALPS Portfolio Solutions Distributor, Inc., a FINRA member.

(b) Not Applicable.

Item 2. Code of Ethics.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not Applicable.

(c)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(d)	During the period covered by this report, there were not any waivers or implicit waivers to a provision of the code of ethics adopted in 2(a) above.

(e)	Not Applicable.

(f)	The registrant’s Board of Trustees adopted, effective October 1, 2013, a revised code of ethics described in 2(a) above. The revised code of ethics is attached hereto as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)(i) The registrant’s Board of Trustees has determined that there is one audit committee financial expert serving on its audit committee.

(a)	(2) The registrant’s Board of Trustees has determined that Ms. Maureen K. Usifer is an “audit committee financial expert” and is “independent” as defined in paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the fiscal years ended December 31, 2021 and December 31, 2020 were approximately $43,400 and $43,400, respectively, for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with the statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively, for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c) Tax Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2021 and December 31, 2020 were approximately $4,035 and $4,035, respectively. Tax Fees in both fiscal years 2019 and 2018 consist primarily of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

(d) All Other Fees. The aggregate fees billed in each of the fiscal years ended December 31, 2021 and December 31, 2020 were $0 and $0, respectively, for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

None of the amounts described in paragraphs (a) through (d) above were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. During the fiscal years ended December 31, 2021 and December 31, 2020, there were no Audit-Related Fees, Tax Fees and All Other Fees that were approved for services related directly to the operations and financial reporting of the registrant to the investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and any entity controlling, controlled by, or under common control with such investment advisor that provides ongoing services to the registrant under paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the independent accountants.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committees regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant; (ii) non-audit services to the registrant’s investment advisor (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund; and (iii) other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth in the SEC’s rules relating to pre-approval of non-audit services are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that each Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2021 and December 31, 2020 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant in each of the last two fiscal years of the Registrant were $4,035 in 2021 and $4,035 in 2020. These fees consisted of non-audit fees billed to (i) the Registrant of $4,035 in 2021 and $4,035 in 2020, respectively, as described in response to paragraph (c) above and (ii) to ALPS Fund Services, Inc., (“AFS”), an entity under common control with the ALPS Advisors, Inc., the Registrant’s investment advisor, of $0 in 2021 and $0 in 2020, respectively. The non-audit fees billed to AFS related to SSAE 18 services and other compliance related matters.

(h) The registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence. The Audit Committee determined that the provision of such services is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)) and is comprised of the following members: Thomas W. Brock, Edmund J. Burke, George R. Gaspari, Milton M. Irvin, John J. Neuhauser and Maureen K. Usifer.

Item 6. Investments.

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included as part of the report of shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Attached, as Exhibit Item 7, is a copy of the registrant’s policies and procedures.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of March 09, 2022, unless otherwise noted

Aristotle Capital Management, LLC (“Aristotle”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Aristotle is managed by Howard Gleicher, CFA and Gregory Padilla, CFA. Mr. Gleicher is CEO and Chief Investment Officer of Aristotle. Having over 35 years of investment experience, Howard heads the firm and leads the investment effort. Prior to founding Aristotle, Howard was co-founder, CEO and Chief Investment Officer at Metropolitan West Capital Management, LLC. Howard’s prior investment-related experience includes serving as a Principal, Portfolio Manager and Investment Policy Committee member at Palley-Needelman Asset Management, Inc., and an Equity Portfolio Manager at Pacific Investment Management Company (PIMCO). Howard earned his Bachelor of Science and Master of Science degrees in Electrical Engineering from Stanford University, and his MBA from Harvard University. He is a CFA® charterholder. Greg has 15 years of investment experience and is a member of the Aristotle Capital investment team. Prior to joining Aristotle, Greg was a Portfolio Manager, Equity Analyst at Vinik Asset Management, LP, Managing director, Portfolio Manager and Equity Analyst at Tradewinds Global Investors, LLC, and an Equity Analyst at Engerman Asst Management. Greg earned his Bachelor of Science in Finance from Arizona State University and an MBA from the University of Southern California. He is a CFA® charterholder.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Howard Gleicher and Greg Padilla as of December 31, 2021:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Howard Gleicher
Registered Investment Companies	10	7,934
Other pooled investment vehicles	18	10,799
Other accounts	1,424	27,660	4	885

Gregory Padilla
Registered Investment Companies	8	7,451
Other pooled investment vehicles	15	10,217
Other accounts	1,420	38,691	4	885

MATERIAL CONFLICTS OF INTEREST: Potential conflicts of interest could arise when there is side-by-side management of private funds, separately managed accounts and mutual funds. These conflicts may arise through trade allocation and through selections of portfolio securities.

Aristotle seeks to mitigate conflict related to trade allocation through its trade rotation procedures. With regard to portfolio selections and the different positions that Aristotle’s portfolio managers may take related to different strategies, a potential conflict could arise when different classes of a security are purchased for different portfolios in the same strategy or one strategy is long in a position and another is short in the same security. When different classes of a security are purchased across several portfolios, this often due to the availability of the security and not due a preference for one class over another among client portfolios and often a portfolio could end up with both classes. Aristotle manages strategies that include a long/short component. In this case, the long/short component would be in line with hedge on the position. However, it is acknowledged, that a separate strategy could be long only in the same security which could pose a conflict.

Aristotle acknowledges its responsibility for identifying material conflicts of interest related to voting proxies. In order to ensure that Aristotle is aware of the facts necessary to identify conflicts, management of Aristotle must disclose to the CCO any personal conflicts such as officer or director positions held by them, their spouses or close relatives, in any portfolio company. Conflicts based on business relationships with Aristotle or any affiliate of Aristotle will be considered only to the extent that Aristotle has actual knowledge of such relationships. If a conflict may exist which cannot be otherwise addressed by the Chief Investment Officer or his designee, Aristotle may choose one of several options including: (1) “echo” or “mirror” voting the proxies in the same proportion as the votes of other proxy holders that are not Aristotle clients; (2) if possible, erecting information barriers around the person or persons making the voting decision sufficient to insulate the decision from the conflict; or (3) if agreed upon in writing with the client, forwarding the proxies to affected clients and allowing them to vote their own proxies.

(a)(3) COMPENSATION STRUCTURE. All investment professionals are compensated by competitive base salaries and are eligible to receive an annual bonus that reflects an individual’s team contribution to company objectives. (Market indices are not used in determining an employee’s annual bonus.) Each portfolio manager at Aristotle is an equity partner of the firm and receives a portion of the overall profits of Aristotle as part of his ownership interest. Aristotle’s culture is driven by a collegial and collaborative atmosphere that inspires teamwork and does not foster a “zero sum” environment where individual analysts are perceived to be in competition with one another.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

Portfolio Managers	Dollar Range of the Registrant’s Securities Owned by the Portfolio Managers
Howard Gleicher, CFA	$10,001 - $50,000
Gregory Padilla, CFA	None

Pzena Investment Management, LLC (“Pzena”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Pzena is managed by a team of portfolio managers. Individual portfolio managers on the team do not have any latitude to make independent portfolio decisions. All decisions require unanimous consent of a three-person portfolio management team, with each of the three portfolio managers having joint decision-making responsibility. As of December 31, 2021, Richard Pzena, Benjamin Silver and John Flynn were co-portfolio managers for the Fund.

Richard S. Pzena –Along with being the Founder of the firm, Mr. Pzena is a Managing Principal, Co-Chief Investment Officer, Portfolio Manager, and member of the firm’s Executive Committee. Mr. Pzena is the architect of the firm’s investment strategy and conceived and developed our proprietary screening model. He serves as co- portfolio manager for the U.S. Large Cap and Mid Cap strategies, and U.S. Best Ideas. Prior to forming Pzena Investment Management, Mr. Pzena was the director of U.S. Equity Investments and Chief Research officer for Sanford C. Bernstein & Company. He joined Bernstein as an oil industry analyst and was named to the Institutional Investor All America Research Team for three years running. Mr. Pzena also served as Chief Investment Officer, Small Cap Equities. Prior to joining Bernstein, Mr. Pzena worked for the Amoco Corporation in various financial and planning roles. He earned a B.S. summa cum laude and an M.B.A. from the Wharton School of the University of Pennsylvania.

Benjamin S. Silver, CFA, CPA – Mr. Silver is a Principal and Portfolio Manager. Mr. Silver serves as co-portfolio manager for the U.S. Mid Cap, Large Cap and Global strategies, along with the Focused Value and Small Cap Focused Value services. Prior to joining Pzena Investment Management, Mr. Silver was a research analyst at Levitas & Company, a value based equity hedge fund and a manager for Ernst & Young LLP in their Financial Services Group. He earned a B.S. magna cum laude in Accounting from Sy Syms School of Business at Yeshiva University. Mr. Silver is a Certified Public Accountant and holds the Chartered Financial Analyst designation.

John J. Flynn – Mr. Flynn is a Principal and Portfolio Manager. Mr. Flynn is a co-portfolio manager for the U.S. Mid Cap and Large Cap strategies, along with the Focused Value and Small Cap Focused Value services. Prior to joining Pzena Investment Management, Mr. Flynn was an associate at Weston Presidio, a middle-market private equity investment firm. He earned a

B.A. in Music from Yale University and an M.B.A. with distinction from the Harvard Business School.

(a)(2)OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by Messrs. Pzena, Silver and Flynn, as of December 31, 2021.

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Richard S. Pzena
Registered Investment Companies	6	$13,443	2	$9,893
Other pooled investment vehicles	12	$534	2	$115
Other accounts	50	$1,443	0	$0
Benjamin Silver
Registered Investment Companies	8	$13,677	2	$9,893
Other pooled investment vehicles	29	$12,070	3	$257
Other accounts	96	$7,899	0	$0
John Flynn
Registered Investment Companies	8	$13,677	2	$9,893
Other pooled investment vehicles	11	$471	1	$11
Other accounts	80	$3,605	0	$0

(a)(3) COMPENSATION STRUCTURE. Pzena portfolio managers, including Messrs. Pzena, Silver and Flynn, and other investment professionals at Pzena are compensated through a combination of a fixed base salary, annual discretionary bonus and equity ownership, if appropriate due to superior performance. Pzena avoids a compensation model that is driven by individual security performance, as this can lead to short-term thinking which is contrary to the firm’s value investment philosophy. Pzena considers both quantitative and qualitative factors when determining performance bonuses; however, performance bonuses are not based directly on the performance of the Fund or other clients. For investment professionals, Pzena examines such things as effort, efficiency, ability to focus on the correct issues, stock modeling ability, and ability to successfully interact with company management; however, Pzena always considers all of the contributions that the person has made and is likely to make in the future. Ultimately, equity ownership is the primary tool used by Pzena for attracting and retaining the best people.

MATERIAL CONFLICTS OF INTEREST: Conflicts of interest may arise in managing the Fund’s portfolio investments, on the one hand, and the portfolios of Pzena’s other clients and/or accounts (together “Accounts”), on the other. Set forth below is a brief description of some of the material conflicts which may arise and Pzena’s policy or procedure for handling them.

Although Pzena has designed such procedures to prevent and address conflicts, there is no guarantee that such procedures will detect every situation in which a conflict arises.

The management of multiple Accounts inherently means there may be competing interests for the portfolio management team’s time and attention. Pzena seeks to minimize this by utilizing one investment approach (i.e., “classic” value investing), and by managing all Accounts on a product specific basis. Thus, all large cap value Accounts, whether they are mutual fund accounts, institutional accounts or individual accounts, are managed using the same investment discipline, strategy and proprietary investment model as the Fund.

If the portfolio management team identifies a limited investment opportunity which may be suitable for more than one Account, the Fund may not be able to take full advantage of that opportunity. However, Pzena has adopted procedures for allocating portfolio transactions across Accounts so that each Account is treated fairly.

With respect to securities transactions for the Accounts, Pzena determines which broker to use to execute each order, consistent with its duty to seek best execution. Pzena aggregates like orders where it believes doing so is beneficial to the Accounts. However, with respect to certain Accounts, Pzena may be limited by clients with respect to the selection of brokers or it may be instructed to direct trades through particular brokers. In these cases, Pzena may place separate, non-simultaneous transactions for the Fund and another Account which may temporarily affect the market price of the security or the execution of the transaction to the detriment of one or the other.

Conflicts of interest may arise when members of the portfolio management team transact personally in securities investments made or to be made for the Fund or other Accounts. To address this, Pzena has adopted a written Code of Business Conduct and Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including Fund shareholders’ interests) or its current investment strategy.

Pzena manages some Accounts under performance-based fee arrangements. Pzena recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. The structure may create inherent pressure to allocate investments having a greater potential for higher returns to those Accounts with higher performance fees. To prevent conflicts of interest associated with managing accounts with different fee structures, Pzena generally requires portfolio decisions to be made on a product specific basis (e.g., for all large cap value Accounts). Pzena also requires pre-allocation of all client orders based on specific fee-neutral criteria set forth above. Additionally, Pzena requires average pricing of all aggregated orders. Finally, Pzena has adopted a policy prohibiting portfolio managers (and all employees) from placing the investment interests of one client or a group of clients with the same investment objectives above the investment interests of any other client or group of clients with the same or similar investment objectives.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS: Messrs. Pzena, and Silver do not own shares of the Fund. Mr. Flynn owns between $50,000 and $100,000 of the Fund.

TCW Investment Management Company LLC (“TCW”)

MANAGEMENT. The portion of the Fund allocated to TCW is managed by Craig C. Blum, CFA, Portfolio Manager, Managing Director and US Equities – Mr. Blum is the Portfolio Manager of the TCW Concentrated Core strategy and the TCW Select Equities Fund. He joined TCW in 1999 as a Research Analyst in the Equity Research group covering data networking, communications equipment, and enterprise technology companies. In 2002, Mr. Blum became a member of the Concentrated Core/Select Equities group and was subsequently named Portfolio Manager in 2004. Prior to TCW, Mr. Blum held various positions with FMAC Capital Markets, PaineWebber and Merrill Lynch. He received his BS in Applied Mathematics and Computer Science from the University of California, Los Angeles (UCLA), and his MBA from the UCLA Anderson School of Management. Mr. Blum is a CFA charterholder.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Mr. Blum as of December 31, 2021:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Craig C. Blum
Registered Investment Companies	1	$947	0	$0
Other pooled investment vehicles	3	$534	0	$0
Other accounts	32	$7,792	1	$309

COMPENSATION STRUCTURE.

The overall objective of TCW’s compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, fee sharing based compensation (“fee sharing”), bonus and equity incentive participation in TCW’s parent company (“equity incentives”). Fee sharing and equity incentives generally represent most of the portfolio managers’ compensation. In some cases, portfolio managers are eligible for discretionary bonuses.

Salary. Salary is agreed to with portfolio managers at the time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Fee sharing. Fee sharing for investment professionals is based on revenues generated by accounts in the investment strategy area for which the investment professionals are responsible. In most cases, revenues are allocated to a pool and fee sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including compensation over a threshold level) related to the strategy group. The allocations are based on the investment professionals’ contribution to TCW and its clients, including qualitative and quantitative contributions.

In general, the same fee sharing percentage is used to compensate a portfolio manager for investment services related to a Fund is generally the same as that used to compensate portfolio managers for other client accounts in the same strategy managed by TCW or an affiliate of TCW (collectively, the “TCW Group”). In some cases, the fee sharing pool includes revenues related to more than one product, in which case each participant in the pool is entitled to fee sharing derived from his or her contributions to all the included products.

Investment professionals are not directly compensated for generating performance fees. In some cases, the overall fee sharing pool is subject to fluctuation based on the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.

Discretionary Bonus/Guaranteed Minimums. Discretionary bonuses may be paid out of an investment team’s fee sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive fee sharing or where it is determined that the combination of salary and fee sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the applicable TCW entity. Also, pursuant to contractual arrangements, some portfolio managers received minimum bonuses.

Equity Incentives. Management believes that equity ownership aligns the interests of portfolio managers with the interests of the firm and its clients. Accordingly, TCW Group’s key investment professionals participate in equity incentives through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of TCW’s parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2013 Equity Unit Incentive Plan.

Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in TCW’s parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in 2010 that vest over time.

Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas may be awarded partnership units in TCW’s parent company. Awards under this plan have vested over time, subject to satisfaction of performance criteria.

Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas may be awarded options to acquire partnership units in TCW’s parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under this plan are subject to vesting and other conditions.

Other Plans and Compensation Vehicles. Portfolio managers may also elect to participate in the applicable TCW Group’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis.

Material Conflicts Language

TCW has policies and controls to avoid and/or mitigate conflicts of interest across its businesses. The policies and procedures in TCW's Code of Ethics (the "Code") serve to address or mitigate both conflicts of interest and the appearance of any conflict of interest. The Code contains several restrictions and procedures designed to eliminate conflicts of interest relating to personal investment transactions, including (i) reporting account openings, changes, or closings (including accounts in which an Access Person has a "beneficial interest"), (ii) pre-clearance of non-exempt personal investment transactions (make a personal trade request for Securities) and (iii) the completion of timely required reporting (Initial Holdings Report, Quarterly Transactions Report, Annual Holdings Report and Annual Certificate of Compliance).

In addition, the Code addresses potential conflicts of interest through its policies on insider trading, anti-corruption, an employee's outside business activities, political activities and contributions, confidentiality and whistleblower provisions.

Conflicts of interest may also arise in the management of accounts and investment vehicles. These conflicts may raise questions that would allow TCW to allocate investment opportunities in a way that favors certain accounts or investment vehicles over other accounts or investment vehicles, or incentivize a TCW portfolio manager to receive greater compensation with regard to the management of certain account or investment vehicles. TCW may give advice or take action with certain accounts or investment vehicles that could differ from the advice given or action taken on other accounts or investment vehicles.

When an investment opportunity is suitable for more than one account or investment vehicle, such investments will be allocated in a manner that is fair and equitable under the circumstances to all TCW clients. As such, TCW has adopted compliance policies and procedures in its Portfolio Management Policy that helps to identify a conflict of interest and then specifies how a conflict of interest is managed. TCW's Trading and Brokerage Policy also discusses the process of timing and method of allocations, and addresses how the firm handles affiliate transactions.

The respective Equity and Fixed Income Trading and Allocation Committees review trading activities on behalf of client accounts, including the allocation of investment opportunities and address any issues with regard to side-by-side management in order to ensure that all of TCW's clients are treated on a fair and equitable basis. Further, the Portfolio Analytics Committee reviews TCW's investment strategies, evaluates various analytics to facilitate risk assessment, changes to performance composites and benchmarks and monitors the implementation and maintenance of the Global Investment Performance Standards or GIPS® compliance.

TCW's approach to handling conflicts of interest is multi-layered starting with its policies and procedures, reporting and pre-clearance processes and oversight by various committees.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Sustainable Growth Advisers, LP (“SGA”)

MANAGEMENT.

Gordon M. Marchand, CFA, CIC, CPA1 - Principal, co-founder, portfolio manager and a member of the Investment Committee. He is also a member of the Firm’s Advisory Board and serves as the firm’s Chief Financial Officer. Prior to founding Sustainable Growth Advisers, Gordon was an executive officer, a member of the Board of Directors and Investment Policy Committee of Yeager, Wood & Marshall, Inc. which he joined in 1984. He also served as the firm’s Chief Financial and Operating Officer. Gordon began his career as a CPA for Grant Thornton Int’l and a management consultant for Price Waterhouse.

Education:

Georgetown University – BS;

University of Massachusetts/Amherst – MBA

Oxford University Management Center – Graduate Study

Robert L. Rohn – Principal, co-founder, portfolio manager and chairs the firm’s Investment Committee. He is also a member of the Firm’s Advisory Board. Prior to joining Sustainable Growth Advisers in November 2003, Rob managed over $1 billion of large capitalization, high quality growth stock portfolios at W.P Stewart & Co. During Rob’s twelve-year tenure with W.P. Stewart, he was an analyst and portfolio Manager, held the positions of Chairman of the Board and Chief Executive Officer of W.P. Stewart Inc., the company’s core U.S. investment business, and served as Chairman of the firm’s Management Committee. From 1988 through 1991, he was with Yeager, Wood & Marshall, a growth-oriented investment counseling firm, where he served as Vice President and a member of the Investment Policy Committee with responsibilities in equity analysis and portfolio management. Rob began his career in 1983 at JP Morgan, where he was an officer of the bank in Corporate Finance.

Education:

Dartmouth College – BA (Cum Laude);

Harvard Business School – MBA

Kishore Rao – Principal, portfolio manager, analyst and a member of the Investment Committee. Kishore has been with the firm since 2004. Prior to joining Sustainable Growth Advisers, Kishore was a member of the investment team at Trident Capital, a venture capital firm managing a portfolio of software, technology, and business service companies. He was a Founder and General Manager of the Street Events division of CCBN before it was sold to Thomson Reuters. Previously, Kishore was an Investment Analyst at Tiger Management following healthcare services and software companies and an Analyst at Wellington Management following semiconductor equipment.

Education:

Carnegie Mellon University – BS;

Harvard Business School – MBA

Hrishikesh (HK) Gupta2 – Principal, portfolio manager and analyst and a member of the Investment Committee. HK has been with the firm since 2014. Prior to joining SGA, HK was a Senior Analyst at MDR Capital Management, a long / short equity hedge fund, and an Associate Managing Director at Iridian Asset Management. HK followed the Technology, Telecommunications, Industrials, Basic Commodity and Refiners sectors while at MDR and Iridian. He also worked as an Investment Banking Associate at Bank of America Merrill Lynch, and advised industrials and financials’ clients on private placements and M&A. HK spent three years as a Product and Program Manager at Amazon.com and, as part of their strategic executive division, led the launch of Amazon’s Japanese and German merchant platforms.

Education:

Indian Institute of Technology (IIT) Bombay – BS;

University of California – MS;

NYU Stern School of Business - MBA

[1]	Effective July 1, 2022, Gordon M. Marchand will no longer serve as a portfolio manager for the fund and Hrishikesh Gupta will be added as the portfolio manager of the fund.
[2]	Managing the fund effective July 1, 2022.

OTHER ACCOUNTS. The table below provides information about the other accounts managed by Messrs. Marchand, Rohn and Rao, as of December 31, 2021:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance Based	Assets Managed for which Advisory Fee is Performance Based (in millions)
Gordon M. Marchand
Registered Investment Companies	9	$11,265	0	$0
Other Pooled Investment Vehicles	29	$9,011	0	$0
Other Accounts	65	$5,935	2	$289

Robert L. Rohn
Registered Investment Companies	9	$11,065	0	$0
Other Pooled Investment Vehicles	29	$8,978	0	$0
Other Accounts	64	$5,913	2	$289

Kishore Rao
Registered Investment Companies	8	$10,893	0	$0
Other Pooled Investment Vehicles	11	$2,235	0	$0
Other Accounts	43	$1,817	0	$0

Compensation Structure

SGA has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the investment professionals with those of SGA. The compensation of SGA’s three principals/portfolio managers is based upon (i) a fixed base compensation and (ii) SGA’s financial performance. SGA’s compensation arrangements with its investment professionals are not determined on the basis of specific funds or accounts managed by the investment professional. All investment professionals receive customary benefits that are offered generally to all salaried employees of SGA.

OWNERSHIP BY PORTFOLIO MANAGERS. None of the individuals at the firm responsible for the day-to-day management of the Fund owns any shares of the Fund.

Potential conflicts of interest in managing multiple accounts

Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which may be faced by investment professionals at most major financial firms. ALPS Advisors, Inc. and the Fund have adopted compliance policies and procedures that attempt to address certain of these potential conflicts.

The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The trading of other accounts could be used to benefit higher-fee accounts (front-running).

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

Potential conflicts of interest may also arise when the portfolio managers have personal investments in other accounts that may create an incentive to favor those accounts.

A potential conflict of interest may arise when a Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interests of a Fund as well as other accounts, the adviser’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a Fund or another account if one account is favored over another in allocating the securities purchased or sold – for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

“Cross trades,” in which one account sells a particular security to another account (potentially saving transaction costs for both accounts), may also pose a potential conflict of interest. Cross trades may be seen to involve a potential conflict of interest if, for example, one account is permitted to sell a security to another account at a higher price than an independent third party would pay. The Fund has adopted compliance procedures that provide that any transactions between a Fund and another advised account are to be made at an independent current market price, as required by law.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a Fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objectives, policies or restrictions than a Fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security (including short sales). There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A Fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A Fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise be available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

The adviser or an affiliate may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

A Fund’s portfolio manager(s) may also face other potential conflicts of interest in managing the Fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both a Fund and other accounts. In addition, a Fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Investment personnel at the advisers, including each Fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions pursuant to Codes of Ethics adopted by the adviser.

The adviser has trade allocation and other policies and procedures that it believes are reasonably designed to address these and other potential conflicts of interest.

Fiduciary Management, Inc. (“Fiduciary”)

(a)(1) MANAGEMENT. The portion of the Fund allocated to Fiduciary is managed by the Portfolio Management Committee (PMC)

PMC Member	Title with Adviser	Years with Adviser
Patrick J. English, CFA®	Chairman, Chief Executive Officer and Chief Investment Officer	35
John S. Brandser	President, Chief Operating Officer and Chief Compliance Officer	27
Jonathan T. Bloom, CFA®	Director of Research	12
Robert M. Helf, CFA®	Research Analyst	24
Benjamin D. Karek, CFA®	Research Analyst	4
Andy P. Ramer, CFA®	Research Analyst	19
Daniel G. Sievers, CFA®	Research Analyst	12
Matthew T. Sullivan, CFA®	Research Analyst	8
Jordan S. Teschendorf, CFA®	Research Analyst	6
Dain C. Tofson, CFA®	Research Analyst	2
Julia L. Jensen, CFA®	Research Analyst	1

Patrick J. English, CFA® , has been employed by the Adviser in various capacities since 1986, currently serving as Chairman, Chief Executive Officer, Chief Investment Officer and Treasurer. John S. Brandser has been employed by the Adviser in various capacities since 1995, currently serving as President, Secretary, Chief Operating Officer and Chief Compliance Officer. Jonathan T. Bloom, CFA® has been employed by the Adviser since 2010 as a Research Analyst and is currently the Director of Research. Robert M. Helf, CFA® , has been employed by the Adviser since 1998 as a Research Analyst. Benjamin D. Karek has been employed by the Adviser since 2017 as a Research Analyst, and prior to his employment Mr. Karek attended Columbia Business School. Andy P. Ramer, CFA® , has been employed by the Adviser since 2002 as a Research Analyst. Daniel G. Sievers, CFA® , has been employed by the Adviser since 2009 as a Research Analyst. Matthew T. Sullivan, CFA® has been employed by the Adviser since 2013 as a Research Analyst. Jordan S. Teschendorf, CFA® has been employed by the Adviser since 2015 as a Research Analyst, and prior to his employment Mr. Teschendorf attended the University of Wisconsin-Madison. Dain C. Tofson, CFA® , has been employed by the Adviser since July 2019 as a Research Analyst, and prior to his employment Mr. Tofson was a member of Artisan Partners Global Value Equity Team from 2017 - 2019, worked at Institutional Capital LLC from 2014 - 2017, and attended the Booth School of Business at University of Chicago. Julia L. Jensen, CFA® has been employed by the Adviser since 2020 as a Research Analyst, and prior to her employment Ms. Jensen attended the University of Wisconsin-Madison. CFA® is a registered trademark owned by the CFA Institute.

(a)(2) OTHER ACCOUNTS. The table below provides information regarding the other accounts managed by the Portfolio Management Committee as of December 31, 2021:

Type of Account	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based (in millions)
Patrick J. English, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
John S. Brandser
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Jonathan T. Bloom, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Robert M. Helf, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Benjamin D. Karek, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Andy P. Ramer, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Daniel G. Sievers, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Matthew T. Sullivan, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Jordan S. Teschendorf, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Dain C. Tofson, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A
Julia L. Jensen, CFA®
Registered Investment Companies	6	$8,209	0	N/A
Other pooled investment vehicles	7	$1,418	0	N/A
Other accounts	931	$7,688	0	N/A

MATERIAL CONFILCTS OF INTEREST:

None.

(a)(3) COMPENSATION STRUCTURE.

The portfolio managers are compensated in various forms. The portfolio managers’ salary, bonus or retirement plan benefits are not based on the performance of a Fund or the value of a Fund’s assets. The compensation of each member of the PMC is structured in the same way other than the compensation of Mr. English. The following table outlines the forms of compensation paid to each portfolio manager.

Name of PMC Member	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)
Patrick J. English, CFA®	Salary	Adviser	Mr. English’s salary is based upon the revenues of the Adviser. The type of account and source of the revenues has no bearing upon the salary except insofar as they affect the revenues of the company
Other PMC Members	Salary/Bonus	Adviser	Salary and bonus are based upon the management fees of the Adviser. The type of account has no bearing upon the salary and bonus except insofar as they affect the revenues of the company.

(a)(4) OWNERSHIP BY PORTFOLIO MANAGERS.

The following table sets forth the dollar range of Fund shares beneficially owned by each portfolio manager as of December 31, 2021, stated using the following ranges: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

Name of PMC Member
Patrick J. English, CFA®	None
John S. Brandser	None
Jonathan T. Bloom, CFA®	None
Robert M. Helf, CFA®	None
Benjamin D. Karek, CFA®	None
Andy P. Ramer, CFA®	None
Daniel G. Sievers, CFA®	None
Matthew T. Sullivan, CFA®	None
Jordan S. Teschendorf, CFA®	None
Dain C. Tofson, CFA®	None
Julia L. Jensen, CFA®	None

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the fiscal year ended December 31, 2021, there were no purchases made by or on behalf of the registrant or any “affiliated purchaser”, as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (“Exchange Act”), of shares or other units of any class of the registrant’s equity securities that are registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K or this Item.

Item 11. Controls and Procedures.

(a) The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There was no change in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) For the fiscal year ended December 31, 2021, the registrant had the following dollar amounts of income and fees/compensation related to its securities lending activities to report:

	Total
Gross Income from securities lending activity[1]	$33,877
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from revenue split[2]	$6,704
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in revenue split[3]	$2,521
Administrative fees not included in revenue split[4]		_
Indemnification fee not included in revenue split[5]		_
Rebate (paid to borrowers)[6]		_
Other fees not included in revenue split (specify)		_
Aggregate fees/comp for securities lending activities	$9,225
Net income from securities lending activities	$24,652

[1]	Gross income from securities lending activities represents the total revenue generated from securities lending activities prior to the application of any fees (revenue split, management fee, or otherwise) and/or rebates on cash collateral negotiated with borrowers.
[2]	Fees paid to securities lending agent from a revenue split is the agent lender’s income from the lending activities exclusive of any fees or rebates.
[3]	Fees paid for cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split as calculated: Average monthly cash collateral balance for the reporting period multiplied by the most recently reported expense ratio.
[4]	Administrative fees not included in revenue split are fees for other administrative activities associated with client’s participation in securities lending activities.
[5]	Indemnification fee not included in revenue split is the fee for indemnifying the client for their participation in securities lending activities. There is currently no fee associated with indemnification.
[6]	Rebate (paid to borrowers) is the fee paid by the lender to the borrower for loans collateralized with cash.

(b) The Fund only lends its portfolio securities to borrowers that are approved by the Fund’s securities lending agent. The agent monitors loans for compliance with certain policies of the Fund, including: (1) securities lending may not exceed 30% of the value of the Fund’s total assets; (2) the initial collateral received by the Fund must have a value of no less than 102% of the market value of the loaned securities for securities traded on U.S. exchanges and a value of no less than 105% of the market value of the loaned securities for all other securities; and, (3) thereafter the market value of the collateral must be no less than 100% of the current value of the securities on loan. The securities lending agent will obtain additional collateral in the event the market value of the collateral does not comply with these policies. The securities lending agent will recall securities on loan in the event it is determined that they need to be recalled for any reason, including for the Fund to cast a vote on a matter at a shareholders meeting. The securities lending agent collects distributions on loaned securities. The securities lending agent invests cash collateral received in a money market fund approved by the Fund’s board.

Item 13. Exhibits.

(a)(1) The registrant’s Code of Ethics for Principal Executive and Senior Financial Officers that applies to the registrant’s principal executive officer and principal financial officer and as described in Item 2 hereof is attached hereto as Exhibit 13.A.1.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 09, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

LIBERTY ALL-STAR EQUITY FUND

By:	/s/ William R. Parmentier, Jr.
William R. Parmentier, Jr. (Principal Executive Officer)
President

Date:	March 09, 2022

By:	/s/ Erich Rettinger
Erich Rettinger (Principal Financial Officer)
Treasurer

Date:	March 09, 2022